Exhibit 10.13

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Energy Recovery, Inc. 2020 Incentive Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies to focus on critical long-range objectives, (b) encouraging the attraction and retention of such persons with exceptional qualifications, and (c) linking such persons directly to stockholder interests through increased stock ownership.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1    Administration of the Plan

(a)    The Plan shall be administered by the Board or the Compensation Committee. The Board will cause the Compensation Committee to be composed of two or more directors and to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Compensation Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission. Awards to Nonemployee Directors shall be made by the Board upon recommendation of the Compensation Committee.

(b)    Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards granted to Participants who are subject to Section 16 of the Exchange Act. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant or amend Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any Participants who are subject to Section 16 of the Exchange Act. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in laws or regulations, including in jurisdictions outside the United States. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, any delegate appointed under this Section 3.1(b) shall serve in such capacity at the pleasure of the Board or the Committee.

(c)    All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.

3.2    Administration and Interpretation by the Committee

(a)    Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award or amend or modify the terms and conditions of any outstanding Award; (vii) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration and operation of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)    In no event, however, shall the Committee have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 15.1 of the Plan; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock in exchange for cash, another option, stock appreciation right, restricted stock, restricted stock unit or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

(c)    The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s General Counsel or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)    Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1    Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1 of the Plan, the number of shares of Common Stock available for issuance under the Plan shall be:

(a)    4,500,000 shares; plus

(b)    (i) up to 1,394,727 authorized shares available for issuance and not issued or subject to outstanding awards under the Company’s 2016 Incentive Plan as of the Effective Date, which shares shall cease to be set aside or reserved for issuance pursuant to the 2016 Incentive Plan effective on the Effective Date and shall instead be set aside and reserved for issuance pursuant to the Plan, and (ii) up to 4,954,723 shares subject to outstanding awards under the 2016 Incentive Plan and the 2008 Equity Incentive Plan (the “Prior Plans”) as of the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares), which shares shall cease to be set aside or reserved for issuance pursuant to the Prior Plans effective on the date upon which they cease to be so subject to such awards and shall instead be set aside and reserved for issuance pursuant to the Plan.

No awards may be granted under the 2016 Incentive Plan after the Effective Date.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2    Share Usage

(a)    If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to the Company, the shares subject to such Awards and the forfeited shares shall again be available for issuance under the Plan. The following shares shall not again become available for issuance under the Plan: (i) shares of Common Stock tendered by a Participant or retained by the Company as full or partial payment to the Company upon exercise of an Option, (ii) shares of Common Stock reserved for issuance upon grant of SARs, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs, and (iii) shares of Common Stock withheld by, or otherwise tendered to, the Company to satisfy a Participant’s tax withholding obligations in connection with an Award. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject to or paid with respect to an Award.

(b)    The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)    Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

4.3    Maximum Awards

The maximum Common Stock amounts in this Section 4.3 are subject to adjustment under Section 15.1 of the Plan and are subject to the Plan maximum set forth in Section 4.1 of the Plan.

(a)    Limit on Awards to Participants

(i)    No Participant may be granted Options or Stock Appreciation Rights in any calendar year period with respect to more than an aggregate of 500,000 shares of Common Stock for such Awards, except that the Company may make additional one-time grants of such Awards for up to an aggregate of 300,000 shares to newly hired or newly promoted individuals.

(ii)    No Participant may be granted Awards other than Options, Stock Appreciation Rights, Performance Units or other Awards denominated in cash or other property in any calendar year period with respect to more than an aggregate of 500,000 shares of Common Stock for such Awards, except that the Company may make additional one-time grants of such Awards for up to 300,000 shares to newly hired or newly promoted individuals.

(iii)    The maximum dollar value payable with respect to Performance Units or other Awards denominated in cash or other property subject to Section 16 of the Plan granted to any Participant in any one calendar year is $7,500,000.

(b)    Limit on Awards to Nonemployee Directors. Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted or paid, as applicable, to any individual for service as a Nonemployee Director during any fiscal year of the Company, including any Awards granted (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or fees paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $500,000. The Board may make an exception to the limit in this Section 4.3(a) for any Nonemployee Director in extraordinary circumstances, as the Board may determine in its discretion, provided that any Nonemployee Director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation.

(c)    Incentive Stock Options. The maximum number of shares of Common Stock that may be issued upon the exercise of Incentive Stock Options shall be 4,500,000 shares.

SECTION 5. ELIGIBILITY

5.1    General

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

5.2    Non-U.S. Participants

Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries outside the United States in which the Company and its Related Companies operate or have Eligible Persons, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Related Companies shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable laws of jurisdictions outside of the United States; (iv) establish subplans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or subplans applicable to particular Related Companies or Eligible Persons residing in particular locations; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and subplans with provisions that limit or modify rights on death, disability or termination of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax liability to the Participant, withholding procedures, the conversion of local currency and handling of any stock certificates or other indicia of ownership which may vary with local requirements. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

SECTION 6. AWARDS

6.1    Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2    Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3    Minimum Vesting

The Committee may provide for such vesting conditions for an Award as it may determine, except that, subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan that contain no restrictions or restrictions based solely on continuous employment or services over less than one year shall not exceed 5% of the aggregate maximum number of shares specified in Section 4.1 This limitation will not, however, apply in the following situations: (i) upon a Change in Control; (ii) termination of employment due to death or Disability; and (iii) a Substitute Award.

6.4    Dividends and Distributions

Participants may, if the Committee so determines other than with respect to Options or Stock Appreciation Rights, be credited with dividends or dividend equivalents for dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion; provided, however, that any such credited dividends or dividend equivalents shall accrue and be paid only to the extent the Award becomes vested or payable. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1    Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2    Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and such exercise price shall not be less than the minimum exercise price required by Code Section 422 with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3    Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4    Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5 of the Plan. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5    Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)    cash;

(b)    check or wire transfer;

(c)    having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)    tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e)    so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f)    such other consideration as the Committee may permit.

7.6    Effect of Termination of Service

(a)    The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

(b)    If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or other requirements.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Code Section 422, or any successor provision, and any applicable regulations thereunder. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Code Section 422), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Code Section 422). In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Code Section 422.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1    Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with the procedures for Options set forth in Section 7.2 of the Plan. An SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable. An SAR agreement may provide for an automatic exercise of the SAR subject to any applicable requirements.

9.2    Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1    Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2    Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

SECTION 11. PERFORMANCE AWARDS

11.1    Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Measures, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2    Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Measures, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK- OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives denominated in cash, shares of Common Stock or other property under the Plan, which incentives may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, subject to the terms and conditions specified by the Committee.

SECTION 13. WITHHOLDING

(a)    The Company or any Related Company may require the Participant to pay to the Company or any Related Company, as applicable, the amount of (i) any taxes that the Company or any Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b)    The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate or such other applicable rate as may be approved by the Committee so long as such withholding does not result in adverse treatment for financial accounting purposes.

SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Code Section 422, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1    Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, or in the event of an extraordinary cash dividend, then the Committee shall make proportional adjustments in (1) the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities set forth in Section 4.3 of the Plan; and (3) the number and kind of securities that are subject to any outstanding Award and/or the per share price of such securities. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing provisions of this Section 15.1, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company, a reorganization or a Change in Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2, 15.3 and 15.4, respectively.

15.2    Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3    Reorganization

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation approved by the Board, provided that such agreement shall provide for one or more of the following:

(a)    The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

(b)    The assumption of such outstanding Awards by the surviving company or its parent, provided that the assumption of Options or SARs shall comply with Code Section 424(a) if the Options are Incentive Stock Options, and shall comply with Treasury Regulation Section 1.409A-1(b)(5)(v)(D) if the Options are Nonqualified Stock Options.

(c)    The substitution by the surviving company or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with Code Section 424(a) if the Options are Incentive Stock Options, and shall comply with Treasury Regulation Section 1.409A-1(b)(5)(v)(D) if the Options are Nonqualified Stock Options.

(d)    The acceleration of the exercisability of 100% of the then unexercisable portion of such Options and SARs and acceleration of vesting of 100% of the then unvested portion of the Common Stock subject to such Options and SARs. The acceleration of exercisability of such Options and SARs and vesting of such Common Stock shall be contingent on the closing of such merger or consolidation. The Optionee shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.

(e)    The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the fair market value of the Common Stock subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Stock is then vested) as of the closing date of such merger or consolidation over (ii) their exercise price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving company or its parent with a fair market value equal to the required amount. Such payment may be subject to vesting based on the Optionee's continuing employment or service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Stock would have vested. If the exercise price of the Common Stock subject to such Options and SARs exceeds the fair market value of such Common Stock, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Section 15.3(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f)    The cancellation of outstanding Stock Units and a payment to the Participants equal to the fair market value of the Common Stock subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving company or its parent with a fair market value equal to the required amount. Such payment may be subject to vesting based on the Participant's continuing employment or service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Section 15.3(f), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.

15.4    Acceleration

The Committee shall have the discretion, exercisable either at the time the Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the Change in Control, or in connection with a termination of a Participant's service following a Change in Control.

15.5    Further Adjustment of Awards

Subject to Sections 15.2, 15.3 and 15.4 of the Plan, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.6    No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.7    No Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

15.8    Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A, and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16. AMENDMENT AND TERMINATION

16.1    Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 16.3 of the Plan, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

16.2    Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

16.3    Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15.1 of the Plan shall not be subject to these restrictions.

SECTION 17. GENERAL

17.1    No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

17.2    Issuance of Shares

(a)    Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b)    The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c)    As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d)    To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3    Indemnification

Each person who is or shall have been a member of the Board, or a member of a committee appointed by the Board or an officer of the Company to whom authority was delegated in accordance with Section 3.1 of the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

17.4    No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

17.5    Section 409A

(a)    General. The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions.

(b)    Separation from Service; Six-Month Delay. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.

(c)    Unilateral Amendment. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided that the Committee makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

(d)    No Guarantee of Tax Treatment. Notwithstanding any provision of the Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Section 409A shall be so exempt, (ii) any Award intended to comply with Section 409A shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17.6    No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.7    Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

17.8    Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.9    Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Delaware.

17.10    Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.11    Recoupment

Awards shall be subject to any policy adopted by the Company pursuant to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery or clawback policies adopted by the Company to implement any such requirements, or (iv) any other compensation recovery or clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.

SECTION 18. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Date of Shareholder Approval
May 5, 2020	Initial Plan Adoption		July 16, 2020

Summary | 1

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a)    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

(b)    The sale, transfer or other disposition of all or substantially all of the Company's assets;

(c)    A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

(i)    Had been directors of the Company on the date 12 months prior to the date of such change in the composition of the Board (the “Original Directors”); or

(ii)    Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Subsection (ii); or

(d)    Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1 of the Plan.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means Energy Recovery, Inc., a Delaware corporation.

“Compensation Committee” means the Compensation Committee of the Board.

Appendix A | 1

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s General Counsel or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 18 of the Plan.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.1 of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish. The Committee may vary its determination of the Fair Market Value as provided in this paragraph depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement or payout of an Award and, for Awards subject to Section 409A, as provided in Section 409A.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Code Section 422 or any successor provision.

“Nonemployee Director” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7 of the Plan.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Optionee” means the holder of an Option.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11 of the Plan.

“Performance Measures” means any measures of performance established by the Committee in connection with the grant of an Award. performance measures may include, but are not limited to, one of or any combination of the following performance measures for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, items that are unusual in nature or infrequently occurring or both, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Measures”). Such performance measures also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Measures described above relative to the performance of other corporations.

Appendix A | 2

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law or rate on deferred tax liabilities, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) items that are unusual in nature or infrequently occurring or both, that the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s periodic reports, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales or dispositions, (ix) accruals for historic environmental obligations, (x) uninsured catastrophic property losses, and (xi) impairments.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1 of the Plan.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2 of the Plan.

“Plan” means the Energy Recovery, Inc. 2020 Incentive Plan.

“Prior Plans” has the meaning set forth in Section 4.1(b) of the Plan.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s General Counsel or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Code Section 411(a)(8).

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Section 409A” means Code Section 409A.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 of the Plan to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10 of the Plan.

"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

Appendix A | 3

“Termination of Service,” unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s General Counsel or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a Nonemployee Director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

Appendix A | 4

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT GRANT NOTICE AND RESTRICTED STOCK UNIT AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Grantee”) an Award for the number of Restricted Stock Units set forth below. This Award of Restricted Stock Units is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement that is attached hereto (the “Restricted Stock Unit Agreement”), including the special provisions for the Grantee’s country of residence, if any, set forth in the attached Addendum (the “Addendum”), and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Grant Notice (“Grant Notice”) and the Restricted Stock Unit Agreement, including the Addendum.

Grantee:
Date of Grant:
Total Number of Restricted Stock Units:
Vesting Date:
Vesting Schedule:	100% of the Restricted Stock Units under this Award will vest and be settled (i.e., paid or distributed to you) on the date of the next Annual Meeting of Stockholders following the Grant Date, as long as you remained in continuous service during such vesting period. Settlement of vested Restricted Stock Units will occur as soon as practicable after they become vested.

The Grantee acknowledges receipt of a copy of the Plan, the Restricted Stock Unit Agreement, and the addendum, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Units subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Grant Notice, the Plan, the restricted Stock Unit Agreement, and the addendum, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands all provisions of this Grant Notice, the Plan, the Restricted Stock Unit Agreement, and the addendum. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement, including the addendum.

ENERGY RECOVERY, INC.	GRANTEE:
By:	By:
Name:	Name:
Title:
Board Restricted Stock Unit Notice | 1

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

1.Award of Restricted Stock Units.
(a)Award. Energy Recovery, Inc., a Delaware corporation (the “Company”) hereby grants as of the Grant Date set forth in the Restricted Stock Unit Grant Notice (the “Grant Notice”) to the Grantee (the “Grantee”) named in the Grant Notice an Award with respect to the number of Restricted Stock Units set forth in the Grant Notice, subject to the terms and provisions of the Grant Notice, this Restricted Stock Unit Agreement and the Addendum (collectively this “Agreement”), and the Company’s 2020 Incentive Plan (the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock of the Company (a “Share”) on the date the Restricted Stock Units vest. Unless and until the Restricted Stock Units are vested in the manner set forth in Section 2 hereof, the Grantee shall have no right to settlement of any such Restricted Stock Units. Prior to settlement of any vested Restricted Stock Units, such Restricted Stock Units represent an unsecured obligation of the Company, payable (if at all) from the general assets of the Company.
(b)Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.
(c)Incorporation of Terms of Plan. The award of Restricted Stock Units is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
2.Vesting and Forfeiture.
(a)Forfeiture. Any Restricted Stock Units which are not vested as of the date of the Grantee’s Termination of Service shall thereupon be forfeited immediately and without any further action by the Company. The date of the Grantee’s Termination of Service shall not be extended to include any notice of termination or similar period and shall be considered ceased on the last active day of service (as determined by the Committee) for the purposes of the Plan.
(b)Vesting. Subject to Section 2(a) hereof, the Restricted Stock Units shall vest in accordance with the vesting schedule set forth on the Grant Notice, provided the Grantee remains in continuous service during the entire period commencing on the Vesting Commencement Date and ending on the applicable vesting date. The Grantee’s active service does not terminate when the Grantee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, the Grantee’s active service terminates when the approved leave ends, unless the Grantee immediately returns to active service. If the Grantee goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Grantee’s leave if permissible under applicable local law. If the Grantee commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Grantee and the Company pertaining to the Grantee’s part-time schedule if permissible under applicable local law.
3.Settlement.
(a)Time and Form of Payment. Subject to the terms of the Plan and this Agreement, any Restricted Stock Units that vest and become nonforfeitable shall be settled in whole Shares, which shall be issued in book-entry form, registered in the Grantee’s name. Such settlement shall be made as soon as practicable, but no later than 60 days, following the date of vesting. The value of any fractional Restricted Stock Units shall be paid in cash at the time the Shares are delivered in settlement of the Restricted Stock Units.
(b)Conditions to Settlement of Restricted Stock Units. Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):
(i)No Shares shall be issued to the Grantee or his or her legal representative unless and until the Grantee or his or her legal representative shall have satisfied all applicable tax withholding obligations pursuant to Section 4 hereof.
(ii)The Company shall not be required to issue or deliver any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares subject to the award to listing on all stock exchanges on which the Common Stock is then listed; (B) the completion of any subject to the Award registration or other qualification of the Shares under any applicable securities law, any U.S. state or federal or foreign law, or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, or if the offering of the Shares is not so registered, a determination by the Company that the issuance of the Shares would be exempt from any such registration or qualification requirements; (C) the obtaining of any approval or other clearance from any state or federal or foreign governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (D) the lapse of any such reasonable period of time following the date the Restricted Stock Units vest as the Committee may from time to time establish for reasons of administrative convenience.
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4.Tax Obligations. Regardless of any action the Company and/or the Grantee’s actual employer (the “Employer”), if the Company is not the Grantee’s employer, takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax Obligations”), the Grantee hereby acknowledges that the ultimate liability for all Tax Obligations is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Grantee further acknowledges that neither the Company nor the Employer (1) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the issuance of Shares upon settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax Obligations or achieve any particular tax result. Further, if the Grantee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, the Grantee hereby acknowledges that the Company or the Employer may be required to withhold or account for Tax Obligations in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to the Tax Obligations by one or a combination of the following: (i) withholding from proceeds of the sale of shares of Common Stock issued upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (ii) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units.
The Company may withhold or account for Tax Obligations by considering applicable minimum or maximum statutory withholding amounts or other applicable withholding rates so long as such withholding does not result in adverse treatment for financial accounting purposes. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, the Grantee shall be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company and/or the Employer any amount of Tax Obligations that the Company and/or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Grantee hereby acknowledges and agrees that the Company may refuse to issue or deliver the Shares, any cash payments receivable at settlement or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax Obligations.
5.Restricted Stock Units and Interests Not Transferable. No Restricted Stock Units or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.
6.Rights as Stockholder. Neither the Grantee nor any person claiming under or through the Grantee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Grantee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Grantee shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares.
7.Restrictions on Resale. The Grantee hereby agrees not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and/or its underwriters prohibit a sale. This restriction (if any) will apply as long as the Grantee’s service continues and for such period of time after the Grantee’s Termination of Service as the Company may specify.
8.Adjustments. The number of Restricted Stock Units awarded pursuant to this Agreement is subject to adjustment as provided in Article 15 of the Plan. The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.
9.NO GUARANTEE OF CONTINUED SERVICE. THE GRANTEE HEREBY ACKNOWLEDGES AND AGREES THAT THE VESTING OF RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AS AN EMPLOYEE OR OTHER SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE EMPLOYER (AND NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED RESTRICTED STOCK UNITS, OR RECEIVING CASH OR SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR OTHER SERVICE PROVIDER, AS APPLICABLE, FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S OR THE EMPLOYER’S RIGHT TO TERMINATE THE GRANTEE’S RELATIONSHIP AS AN EMPLOYEE OR OTHER SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, AND IN ACCORDANCE WITH APPLICABLE LOCAL LAW.
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10.Entire Agreement: Governing Law. The Grant Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Grant Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Grant Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Grant Notice, the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
11.Conformity to Securities Laws. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
12.Interpretation and Amendments. The award of Restricted Stock Units, the vesting and delivery of Restricted Stock Units and the issuance of Shares upon vesting are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time, provided that no amendment may, without the consent of the Grantee, affect the rights of the Grantee under this award of Restricted Stock Units in a materially adverse manner. For purposes of the foregoing sentence, an amendment that affects the tax treatment of the Restricted Stock Units shall not be considered as affecting the Grantee’s rights in a materially adverse manner.
13.Headings. The captions used in the Grant Notice and this Agreement are inserted for convenience and shall not be deemed a part of the award of Restricted Stock Units for construction or interpretation.
14.Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the Grantee to his or her address shown in the Company records, and to the Company at its principal executive office.
15.Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.
16.Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
17.Code Section 409A. For Grantees subject to tax in the U.S., the vesting and settlement of Restricted Stock Units awarded pursuant to this Agreement are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that the Restricted Stock Units qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representations that the Restricted Stock Units will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to these Restricted Stock Units.
18.Nature of Grant. In accepting the grant, the Grantee hereby acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
(c)all decisions with respect to future Restricted Stock Units grants, if any, shall be at the sole discretion of the Company;
(d)the Grantee’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Grantee’s employment or other service relationship with the Company or the Employer at any time;
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(e)the Grantee is voluntarily participating in the Plan;
(f)the Restricted Stock Units grant and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or other service relationship with the Company or a Related Company;
(g)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(h)Neither the Company nor the Employer is providing any tax, legal or financial advice, nor is the Company or the Employer making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares;
(i)the Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan;
(j)the Restricted Stock Units and the benefits, if any, under the Plan shall not automatically transfer to another company in the case of a merger, take-over or transfer of liability;
(k)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Company, and which is outside the scope of the Grantee’s employment or other service relationship contract, if any;
(l)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(m)in consideration of the grant of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the Grantee’s Termination of Service with the Company or any Related Company (for any reason whatsoever and whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), and the Grantee hereby irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, the Grantee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;
(n)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Related Company; and
(o)in the event the Grantee’s Termination of Service (whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), the Grantee’s right, if any, to vest in the Restricted Stock Units under the Plan shall terminate effective as of the date that the Grantee is no longer actively employed by or in a service relationship with the Company or a Related Company and shall not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed by or in a service relationship with the Company or a Related Company for purposes of the Restricted Stock Units granted hereunder.
19.Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement, including the Addendum, and any other Restricted Stock Unit materials by and among, as applicable, the Company and any Related Company for the exclusive purposes of implementing, administering and managing the Grantee’s participation in the Plan.
The Grantee hereby acknowledges that he or she understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in favor of the Grantee (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Grantee hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Grantee hereby acknowledges that he or she understands that the recipients of the Data may be located in the Grantee’s country of residence or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Grantee’s country.
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For Grantees outside the U.S., the following paragraph applies:
The Grantee hereby acknowledges that he or she understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee hereby authorizes the Company and any Company authorized third party service provider(s) which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee hereby acknowledges that he or she understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee hereby acknowledges that he or she understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee hereby acknowledges that he or she understands, however, that refusing or withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee hereby acknowledges that he or she understands that the Grantee may contact his or her local human resources representative.
20.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.
23.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

* * * * * * * * * * * * * *
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ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Optionee”) an Award of an Option to purchase the number of shares of the Common Stock of the Company set forth below, upon and subject to the terms and conditions set forth below:

Name of Optionee:
Total Number of Shares of Common Stock:
Type of Option:
Exercise Price per Share:
Grant Date:
Vesting Commencement Date:
Vesting Schedule:	This Option becomes exercisable with respect to 100% of the shares subject to this Option on the date of the next Annual Stockholder Meeting following the Grant Date, as long as you remain in continuous service during the vesting period.

Expiration Date:	This option expires on the earlier of 10-years from the grant date or three (3) months from the date of Termination of Service, unless termination is for cause as defined in the Plan, in which case all vested and unvested options are forfeited immediately.
This Option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document, and the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice, the Stock Option Agreement and the special provisions for your country of residence, if any, in the Addendum attached hereto (the “Addendum”).
By your signature, you agree to be bound by the terms and conditions of the Plan, the Stock Option Agreement, the Addendum and this Grant Notice. You hereby acknowledge that you have reviewed the Stock Option Agreement, the Addendum, the Plan and this Grant Notice in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Notice and fully understand all provisions of this Stock Option Grant Notice, the Stock Option Agreement and the Plan. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

OPTIONEE:	ENERGY RECOVERY, INC.
By:	By:
Name:	Name:
Title:

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ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.Grant of Option. Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement and any Addendum (collectively this “Agreement”) are attached, Energy Recovery, Inc., a Delaware corporation (the “Company”), has granted to the Optionee an Option under the Company’s 2020 Incentive Plan (the “Plan”) to purchase the number of shares of Common Stock indicated in the Grant Notice at the exercise price per share set forth in the Grant Notice (the “Exercise Price”), and subject to the terms and conditions of this Agreement and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.
2.Exercise of Option.
(a)Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan and this Agreement.
(b)Method of Exercise. The vested portion of the Option shall be exercisable by delivery of a notice of exercise in such form as may be designated by the Committee from time to time, which shall state the election to exercise the Option, the number of shares of Common Stock with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The notice of exercise shall be accompanied by payment of the aggregate Exercise Price (as set forth in the Grant Notice) as to all of the shares of Common Stock subject to the exercised Option, and any Tax Obligations (as defined in Section 6 below). Payment may be made in one (or a combination of two or more) of the following forms:
(i)Cash, a personal check, a cashier’s check or a wire transfer.
(ii)For employees in the U.S., certificates for shares of Common Stock of the Company already owned by the Optionee, along with any forms needed to effect a transfer of those shares to the Company. The Fair Market Value of the shares of Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price. Instead of surrendering shares of Common Stock, the Optionee may attest to the ownership of those shares on a form provided by the Company and have the same number of shares of Common Stock subtracted from the Common Stock issued to the Optionee. This method of exercise is available only to employees in the US.
(iii)Irrevocable directions to a securities broker approved by the Company to sell all or a portion of the shares of Common Stock subject to the exercised Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any Tax Obligations. (The balance of the sale proceeds, if any, will be delivered to the Optionee.)
No Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the shares of Common Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.
(c)Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Common Stock upon such exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable law.
(d)Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Company and/or any Parent, Subsidiary or Related Company shall have no duty or obligation to notify the Optionee of the Expiration Date of this Option.
3.Termination of Service; Forfeiture.
(a)General Rule. Except as provided below in Sections 3(b) and 3(c), and subject to the Plan, to the extent vested on the date of the Optionee’s Termination of Service, this Option may be exercised for three (3) months after the date of the Optionee’s Termination of Service with the Company or a Parent, Subsidiary or Related Company. The date of Termination of Service will be the date on which the Optionee ceases active employment or service (as determined by the Committee or as provided in the Plan) and will not be extended by any notice period mandated under local law. In no event shall this Option be exercised later than the Expiration Date set forth in the Grant Notice.
(b)Death; Disability. Upon the date of the Optionee’s Termination of Service with the Company or a Parent, Subsidiary or Related Company by reason of his or her Disability or death, the vesting of the Option shall be accelerated effective upon the date of the Optionee’s Termination of Service and the Option may be exercised for twelve (12) months thereafter, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Grant Notice.
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(c)Cause. Upon the Optionee’s Termination of Service by the Company or a Parent, Subsidiary or Related Company for cause (as determined by the Committee or as provided in the Plan), the Option shall expire on the date of the Optionee’s Termination of Service.
(d)Leave of Absence and Part-Time Work. For purposes of this Option, the Optionee’s active service does not terminate when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, the Optionee’s active service terminates when the approved leave ends, unless the Optionee immediately returns to active work. If the Optionee goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Optionee’s leave if permissible under applicable local law. If the Optionee commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to the Optionee’s part-time schedule if permissible under applicable local law.
(e)Forfeiture. The Optionee shall forfeit on the date designated by the Company (“Designated Date”) any right to exercise the Option if the Optionee fails to deliver to the Company on or prior to the Designated Date a valid and signed original of the Grant Notice in a form acceptable to, and accepted by, the Company.
4.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, heirs, successors and assigns of the Optionee. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from the Optionee’s former spouse, nor is the Company obligated to recognize the Optionee’s former spouse’s interest in the Option in any other way.
5.Term of Option. This Option may be exercised only within the term set out in the Grant Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.
6.Tax Obligations.
(a)Regardless of any action the Company and/or the Optionee’s employer (the “Employer”) take with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax‑related items arising out of the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax Obligation”), the Optionee acknowledges that the ultimate liability for all Tax Obligations is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of shares of Common Stock acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Obligations or achieve any particular tax result. Furthermore, if the Optionee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.
(b)Prior to the relevant taxable or tax withholding event, as applicable, the Optionee shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax Obligations by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company, the Employer and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued at exercise of the Option.
(c)The Company may withhold or account for Tax Obligations by considering applicable minimum or maximum statutory withholding amounts or other applicable withholding rates so long as such withholding does not result in adverse treatment for financial accounting purposes. If the obligation for Tax Obligations is satisfied by withholding in shares of Common Stock, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the exercised Options, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of the Optionee’s participation in the Plan.
(d)The Optionee shall pay to the Company or the Employer any amount of Tax Obligations that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described in this Section. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds of the sale of shares, if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax Obligations.
7.Restrictions on Resale. The Optionee agrees not to sell any Common Stock at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as the Optionee’s service continues and for such period of time after the date of the Optionee’s Termination of Service as the Company may specify.
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8.Retention Rights. The Optionee acknowledges and agrees that the vesting of the Option pursuant to the Vesting Schedule hereof is earned only by continuing service at the will of the Company or the Employer and not through the act of being hired, being granted this Option or acquiring shares of Common Stock hereunder. The Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement by the Company or the Employer in any capacity for the vesting period or for any period, or at all, and shall not interfere in any way with the Optionee’s right or the right of the Company or the Employer to terminate the Optionee’s service at any time, with or without cause subject to applicable law.
9.Stockholder Rights. Neither the Optionee nor any person claiming under or through the Optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder upon exercise of the Option unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Optionee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Optionee shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares. Notwithstanding the foregoing provisions, nothing in this Section 9 eliminates or reduces the Company’s rights to enforce the terms and provisions of the [NTD Update: Claw-Back Policy], if applicable, to the extent permissible under applicable law.
10.Nature of Grant. In accepting the Option, the Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;
(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
(d)the Optionee’s participation in the Plan is voluntary;
(e)the Optionee’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer to terminate the Optionee’s employment or service relationship (if any) at any time;
(f)the future value of the shares of Common Stock underlying the Option is unknown and cannot be predicted with certainty;
(g)if the underlying shares of Common Stock do not increase in value, the Option will have no value;
(h)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s purchase or sale of shares of Common Stock;
(i)the Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan;
(j)the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability;
(k)the Option and any shares of Common Stock acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer, or any Parent, Subsidiary or Related Company, and that are outside the scope of the Optionee’s employment or service contract, if any;
(l)the Option and any shares of Common Stock acquired under the Plan are not intended to replace any pension rights or compensation;
(m)the Option and any shares of Common Stock acquired under the Plan are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Employer, the Company or any Parent, Subsidiary or Related Company; and
(n)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or shares of Common Stock acquired upon exercise of the Option resulting from the Optionee’s Termination of Service (for any reason whatsoever and whether or not in breach of local labor laws) and the Optionee irrevocably releases the Company, Employer, and/or any Parent, Subsidiary or Related Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then by exercising the Option, Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.
Board Stock Option Agreement | 4

11.Data Privacy Notice and Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement, including the Addendum, and any other Option materials by and among, as applicable, the Company, the Employer, and any Parent, Subsidiary or Related Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee hereby acknowledges that he or she understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company or any Parent, Subsidiary or Related Company, details of all options or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Optionee hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the Optionee’s country of residence or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country.
For the Optionee outside the U.S., the following paragraph applies:
The Optionee hereby acknowledges that he or she understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the Company and any Company authorized third party service provider(s) which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares of Common Stock purchased upon exercise of the Option. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
12.Adjustments. The number of shares of Common Stock covered by this Option and the Exercise Price per share are subject to adjustment as provided in Article 15 of the Plan. The Optionee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Optionee.
13.Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
14.Section 409A. For Optionees subject to tax in the U.S., notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to ensure that this Option qualifies for exemption from, or complies with the requirements of, Section 409A; provided, however, that the Company makes no representation that the Option will be exempt from, or will comply with, Section 409A, and makes no undertakings to preclude Section 409A of the Code from applying to the Option or to ensure that it complies with Section 409A.
Board Stock Option Agreement | 5

15.Entire Agreement; Governing Law. The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. This Agreement may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. Nothing in the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda county, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
16.Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon exercise of the Option prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, the Optionee agrees that the Company shall have unilateral authority to amend the Plan and the Agreement without the Optionee's consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.
17.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Option or future options that may be granted under the Plan by electronic means or request the Optionee’s consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.Language. If the Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
19.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
20.Addendum. Notwithstanding any provisions in this Agreement, the Option shall be subject to any special terms and conditions set forth in the Addendum for the Optionee’s country of residence, if any. If the Optionee relocates to one of the countries included in the Addendum during the life of the Option, the special provisions for such country shall apply to the Optionee, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.
21.Imposition of Other Requirements. In addition, the Company reserves the right to impose other requirements on the Option and the shares of Common Stock purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
22.Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other optionee.

* * * * *

Board Stock Option Agreement | 6

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Optionee”) an Award of an Option to purchase the number of shares of the Common Stock of the Company set forth below, upon and subject to the terms and conditions set forth below:

Name of Optionee:
Total Number of Shares of Common Stock:
Type of Option:
Exercise Price per Share:
Grant Date:
Vesting Commencement Date:
Vesting Schedule:
This Option becomes exercisable in accordance with the vesting schedule attached hereto as Appendix, which sets forth each date of vesting under the column labeled “Date” (each, a “Vesting Date”) and the number of options that vest on such Vesting Date under the column labeled “Quantity”. Additional terms and conditions also apply to the vesting of options, which are described more fully in the accompanying Stock Option Agreement.

Notwithstanding the foregoing, if you are eligible for severance benefits as provided for in Sections 2 and 3.1 of the Energy Recovery, Inc. Severance Plan, 25% of the shares subject to this Option that are not vested on the effective date of your Termination of Service will immediately become vested. Shares vested pursuant to the prior sentence are referred to as “Accelerated Shares”.

Expiration Date:	This Option expires the earlier of 10-years from the grant date or (1) in the case of a Qualified Severance Event, six (6) months from the date of your Termination of Service; (2) in the event of a voluntary resignation that is not a Qualified Severance Event, three (3) months from the date of your Termination of Service; and (3) in the event your termination is for cause as defined in the Stock Option Agreement, all vested and unvested options are forfeited immediately.
This Option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document, and the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice, the Stock Option Agreement and the special provisions for your country of residence, if any, in the Addendum attached hereto (the “Addendum”).
By your signature, you agree to be bound by the terms and conditions of the Plan, the Stock Option Agreement, the Addendum, this Grant Notice, and the Compensation Recovery Policy (the “Compensation Recovery Policy”) if applicable. You hereby acknowledge that you have reviewed the Stock Option Agreement, the Addendum, the Plan, this Grant Notice, and the Compensation Recovery Policy in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Notice and fully understand all provisions of this Stock Option Grant Notice, the Stock Option Agreement, the Plan, and the Compensation Recovery Policy (if applicable). You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

OPTIONEE:	ENERGY RECOVERY, INC.
By:	By:
Name:	Name:
Title:
Executive Stock Option Notice | 1

Appendix

VESTING SCHEDULE

Date	Quantity

Executive Stock Option Notice | 2

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.Grant of Option. Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement and any Addendum (collectively this “Agreement”) are attached, Energy Recovery, Inc., a Delaware corporation (the “Company”), has granted to the Optionee an Option under the Company’s 2020 Incentive Plan (the “Plan”) to purchase the number of shares of Common Stock indicated in the Grant Notice at the exercise price per share set forth in the Grant Notice (the “Exercise Price”), and subject to the terms and conditions of this Agreement, the Plan, and the Compensation Recovery Policy (if applicable), which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.
If designated in the Grant Notice as an Incentive Stock Option (or ISO) (i.e., U.S. Incentive Stock Option), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option (or NSO) (i.e., U.S. Nonstatutory Stock Option or Option that is not described in Section 422 or 423 of the Code). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Committee, the Company or any Parent, Subsidiary or Related Company or any of their respective employees or directors have any liability to the Optionee (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
2.Exercise of Option.
(a)Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set forth on Appendix, attached hereto, provided the Grantee is employed or in a service relationship on such Vesting Date, and remains in continuous service during the entire period commencing on the Vesting Commencement Date and ending on the applicable Vesting Date and with the applicable provisions of the Plan and this Agreement.
(b)Method of Exercise. The vested portion of the Option shall be exercisable by delivery of a notice of exercise in such form as may be designated by the Committee from time to time, which shall state the election to exercise the Option, the number of shares of Common Stock with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The notice of exercise shall be accompanied by payment of the aggregate Exercise Price (as set forth in the Grant Notice) as to all of the shares of Common Stock subject to the exercised Option, and any Tax Obligations (as defined in Section 6 below). Payment may be made in one (or a combination of two or more) of the following forms:
(i)Cash, a personal check, a cashier’s check or a wire transfer.
(ii)For employees in the U.S., certificates for shares of Common Stock of the Company already owned by the Optionee, along with any forms needed to effect a transfer of those shares to the Company. The Fair Market Value of the shares of Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price. Instead of surrendering shares of Common Stock, the Optionee may attest to the ownership of those shares on a form provided by the Company and have the same number of shares of Common Stock subtracted from the Common Stock issued to the Optionee. This method of exercise is available only to employees in the U.S.
(iii)Irrevocable directions to a securities broker approved by the Company to sell all or a portion of the shares of Common Stock subject to the exercised Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any Tax Obligations. (The balance of the sale proceeds, if any, will be delivered to the Optionee.)
No Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the shares of Common Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.
(c)Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Common Stock upon such exercise or the method of payment of consideration for such Common Stock would constitute a violation of any applicable law.
(d)Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Company and/or any Parent, Subsidiary or Related Company shall have no duty or obligation to notify the Optionee of the Expiration Date of this Option.
Executive Stock Option Agreement | 1

3.Termination of Service; Forfeiture.
(a)General Rule. Except as provided below in Sections 3(b), 3(c), and 3(d), and subject to the Plan, to the extent vested on the date of the Optionee’s Termination of Service, this Option may be exercised for three (3) months after the date of the Optionee’s Termination of Service with the Company or a Parent, Subsidiary or Related Company. The date of Termination of Service will be the date on which the Optionee ceases active employment or service (as determined by the Committee or as provided in the Plan) and will not be extended by any notice period mandated under local law. In no event shall this Option be exercised later than the Expiration Date set forth in the Grant Notice.
(b)Death; Disability. Upon the date of the Optionee’s Termination of Service with the Company or a Parent, Subsidiary or Related Company by reason of his or her Disability or death, the vesting of the Option shall be accelerated effective upon the date of the Optionee’s Termination of Service and the Option may be exercised for twelve (12) months thereafter, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Grant Notice.
(c)Severance and Change in Control Plans. If the Optionee is eligible for severance benefits as provided for in Sections 2 and 3.1 of the Energy Recovery, Inc. Severance Plan, the Accelerated Shares (as defined in the Grant Notice) may be exercised for six (6) months after the date of the Optionee’s Termination of Service with the Company or a Parent, Subsidiary or Related Company, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Grant Notice. Exercising an Option during the period permitted in this Section 3(c) but after the period provided for in Sections 3(a) and 3(b) may cause an Option that would otherwise qualify as an ISO to lose its status as an ISO. In the event of a Change in Control as defined in the Energy Recovery, Inc. Change in Control Severance Plan (the “CIC Plan”), the vesting of the Award will be treated in accordance with the terms of the CIC Plan.
(d)Cause. Upon the Optionee’s Termination of Service by the Company or a Parent, Subsidiary or Related Company for cause (as determined by the Committee or as provided in the Plan), the Option shall expire on the date of the Optionee’s Termination of Service.
(e)Leave of Absence and Part-Time Work. For purposes of this Option, the Optionee’s active service does not terminate when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, the Optionee’s active service terminates when the approved leave ends, unless the Optionee immediately returns to active work. If the Optionee goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Optionee’s leave if permissible under applicable local law. If the Optionee commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to the Optionee’s part-time schedule if permissible under applicable local law.
(f)Forfeiture. The Optionee shall forfeit on the date designated by the Company (“Designated Date”) any right to exercise the Option if the Optionee fails to deliver to the Company on or prior to the Designated Date a valid and signed original of the Grant Notice in a form acceptable to, and accepted by, the Company.
4.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, heirs, successors and assigns of the Optionee. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from the Optionee’s former spouse, nor is the Company obligated to recognize the Optionee’s former spouse’s interest in the Option in any other way.
5.Term of Option. This Option may be exercised only within the term set out in the Grant Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.
6.Tax Obligations.
(a)Regardless of any action the Company and/or the Optionee’s employer (the “Employer”) take with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax‑related items arising out of the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax Obligation”), the Optionee acknowledges that the ultimate liability for all Tax Obligations is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of shares of Common Stock acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Obligations or achieve any particular tax result. Furthermore, if the Optionee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.
Executive Stock Option Agreement | 2

(b)Prior to the relevant taxable or tax withholding event, as applicable, the Optionee shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax Obligations by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company, the Employer and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued at exercise of the Option.
(c)The Company may withhold or account for Tax Obligations by considering applicable minimum or maximum statutory withholding amounts or other applicable withholding rates so long as such withholding does not result in adverse treatment for financial accounting purposes. If the obligation for Tax Obligations is satisfied by withholding in shares of Common Stock, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the exercised Options, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of the Optionee’s participation in the Plan.
(d)The Optionee shall pay to the Company or the Employer any amount of Tax Obligations that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described in this Section. The Company may refuse to issue or deliver the shares of Common Stock or the proceeds of the sale of shares, if the Optionee fails to comply with the Optionee’s obligations in connection with the Tax Obligations.
(e)If the Option granted to the Optionee herein is an ISO and the Optionee is subject to tax in the United States, and if the Optionee sells or otherwise disposes of any of the Common Stock acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee may be subject to a Tax Obligation by the Company or the Employer on the compensation income recognized by the Optionee.
7.Restrictions on Resale. The Optionee agrees not to sell any Common Stock at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as the Optionee’s service continues and for such period of time after the date of the Optionee’s Termination of Service as the Company may specify.
8.Retention Rights. The Optionee acknowledges and agrees that the vesting of the Option pursuant to the Vesting Schedule hereof is earned only by continuing service at the will of the Company or the Employer and not through the act of being hired, being granted this Option or acquiring shares of Common Stock hereunder. The Optionee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement by the Company or the Employer in any capacity for the vesting period or for any period, or at all, and shall not interfere in any way with the Optionee’s right or the right of the Company or the Employer to terminate the Optionee’s service at any time, with or without cause subject to applicable law.
9.Stockholder Rights. Neither the Optionee nor any person claiming under or through the Optionee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder upon exercise of the Option unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Optionee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Optionee shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares. Notwithstanding the foregoing provisions, nothing in this Section 9 eliminates or reduces the Company’s rights to enforce the terms and provisions of the Compensation Recovery Policy, if applicable, to the extent permissible under applicable law.
10.Nature of Grant. In accepting the Option, the Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;
(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)if applicable, in the event the Company later determines, in its sole discretion, that the Company is required to recover certain compensation paid to Grantee pursuant to the Compensation Recovery Policy, the Company reserves the right to pursue and any and all actions identified in the Compensation Recovery Policy, to the extent permissible under applicable law.
(d)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
(e)the Optionee’s participation in the Plan is voluntary;
Executive Stock Option Agreement | 3

(f)the Optionee’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer to terminate the Optionee’s employment or service relationship (if any) at any time;
(g)the future value of the shares of Common Stock underlying the Option is unknown and cannot be predicted with certainty;
(h)if the underlying shares of Common Stock do not increase in value, the Option will have no value;
(i)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s purchase or sale of shares of Common Stock;
(j)the Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan;
(k)the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability;
(l)the Option and any shares of Common Stock acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer, or any Parent, Subsidiary or Related Company, and that are outside the scope of the Optionee’s employment or service contract, if any;
(m)the Option and any shares of Common Stock acquired under the Plan are not intended to replace any pension rights or compensation;
(n)the Option and any shares of Common Stock acquired under the Plan are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, or any Parent, Subsidiary or Related Company; and
(o)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or shares of Common Stock acquired upon exercise of the Option resulting from the Optionee’s Termination of Service (for any reason whatsoever and whether or not in breach of local labor laws) and the Optionee irrevocably releases the Company, the Employer, and/or any Parent, Subsidiary or Related Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then by exercising the Option, Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.
11.Data Privacy Notice and Consent. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement, including the Addendum, and any other Option materials by and among, as applicable, the Company, the Employer, and any Parent, Subsidiary or Related Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee hereby acknowledges that he or she understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company or any Parent, Subsidiary or Related Company, details of all options or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Optionee hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the Optionee’s country of residence or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country.
Executive Stock Option Agreement | 4

For the Optionee outside the U.S., the following paragraph applies:
The Optionee hereby acknowledges that he or she understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the Company and any Company authorized third party(ies) service provider which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares of Common Stock purchased upon exercise of the Option. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
12.Adjustments. The number of shares of Common Stock covered by this Option and the Exercise Price per share are subject to adjustment as provided in Article 15 of the Plan. The Optionee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Optionee.
13.Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
14.Section 409A. For Optionees subject to tax in the U.S., notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to ensure that this Option qualifies for exemption from, or complies with the requirements of, Section 409A; provided, however, that the Company makes no representation that the Option will be exempt from, or will comply with, Section 409A, and makes no undertakings to preclude Section 409A of the Code from applying to the Option or to ensure that it complies with Section 409A.
15.Entire Agreement; Governing Law. The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. This Agreement may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. Nothing in the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda county, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
16.Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon exercise of the Option prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, the Optionee agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without the Optionee's consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.
Executive Stock Option Agreement | 5

17.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Option or future options that may be granted under the Plan by electronic means or request the Optionee’s consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.Language. If the Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
19.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
20.Addendum. Notwithstanding any provisions in this Agreement, the Option shall be subject to any special terms and conditions set forth in the Addendum for the Optionee’s country of residence, if any. If the Optionee relocates to one of the countries included in the Addendum during the life of the Option, the special provisions for such country shall apply to the Optionee, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.
21.Imposition of Other Requirements. In addition, the Company reserves the right to impose other requirements on the Option and the shares of Common Stock purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
22.Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other optionee.

* * * * *

Executive Stock Option Agreement | 6

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT GRANT NOTICE AND RESTRICTED STOCK UNIT AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Grantee”) an Award for the number of Restricted Stock Units set forth below. This Award of Restricted Stock Units is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement that is attached hereto (the “Restricted Stock Unit Agreement”), including the special provisions for the Grantee’s country of residence, if any, set forth in the attached Addendum (the “Addendum”), the Compensation Recovery Policy (the “Compensation Recovery Policy”), if applicable, and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Grant Notice (“Grant Notice”) and the Restricted Stock Unit Agreement, including the Addendum.

Grantee:
Date of Grant:
Total Number of Restricted Stock Units:
Vesting Commencement Date:
Vesting Schedule:
The Restricted Stock Units (“RSUs”) granted under this Award are subject to the vesting schedule attached hereto as Appendix, which sets forth each date of vesting under the column labeled “Date” (each, a “Vesting Date”) and the number of RSUs that vest on such Vesting Date under the column labeled “Quantity”. Additional terms and conditions also apply to the vesting of RSUs, which are described more fully in the accompanying Restricted Stock Unit Agreement.

Notwithstanding the foregoing, if the Grantee is eligible for severance benefits as provided for in Sections 2 and 3.1 of the Energy Recovery, Inc. Severance Plan, 25% of the RSUs subject to this Award that are not vested on the effective date of the Grantee’s termination will immediately become vested.

The Grantee acknowledges receipt of a copy of the Plan, the Restricted Stock Unit Agreement, the Compensation Recovery Policy, and the addendum, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Units subject to all of the terms and provisions hereof and thereof, including, without limitation, the provision in the restricted stock unit agreement under which the grantee irrevocably authorizes and instructs the company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax Obligations by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company, the Employer and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock issued upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units and, if applicable, the provisions of the Compensation Recovery Policy authorizing the company to recoup Erroneously Awarded Compensation (as defined in the compensation recovery policy). The Grantee has reviewed this Grant Notice, the Plan, the restricted Stock Unit Agreement, the Compensation Recovery Policy, and the addendum, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands all provisions of this Grant Notice, the Plan, the Restricted Stock Unit Agreement, the Compensation Recovery Policy, and the addendum. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement, including the addendum.

ENERGY RECOVERY, INC.	GRANTEE:
By:	By:
Name:	Name:
Title:
Executive Restricted Stock Unit Notice | 1

Appendix

VESTING SCHEDULE

Date	Quantity

Executive Restricted Stock Unit Notice | 2

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

1.Award of Restricted Stock Units.
(a)Award. Energy Recovery, Inc., a Delaware corporation (the “Company”) hereby grants as of the Grant Date set forth in the Restricted Stock Unit Grant Notice (the “Grant Notice”) to the Grantee (the “Grantee”) named in the Grant Notice an Award with respect to the number of Restricted Stock Units set forth in the Grant Notice, subject to the terms and provisions of the Grant Notice, this Restricted Stock Unit Agreement and the Addendum (collectively this “Agreement”), the Compensation Recovery Policy, and the Company’s 2020 Incentive Plan (the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock of the Company (a “Share”) on the date the Restricted Stock Units vest. Unless and until the Restricted Stock Units are vested in the manner set forth in Section 2 hereof, the Grantee shall have no right to settlement of any such Restricted Stock Units. Prior to settlement of any vested Restricted Stock Units, such Restricted Stock Units represent an unsecured obligation of the Company, payable (if at all) from the general assets of the Company.
(b)Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.
(c)Incorporation of Terms of Plan. The award of Restricted Stock Units is subject to the terms and conditions of the Plan and the Compensation Recovery Policy which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
2.Vesting and Forfeiture.
(a)Forfeiture. Except as provided below in Section 2(c), any Restricted Stock Units which are not vested as of the date of the Grantee’s Termination of Service shall thereupon be forfeited immediately and without any further action by the Company. The date of the Grantee’s Termination of Service shall not be extended to include any notice of termination or similar period and shall be considered ceased on the last active day of service (as determined by the Committee) for the purposes of the Plan.
(b)Vesting. Subject to Section 2(a) hereof, the Restricted Stock Units shall vest in accordance with the vesting schedule set forth on Appendix, attached hereto, provided the Grantee is employed or in a service relationship on such Vesting Date and remains in continuous service during the entire period commencing on the Vesting Commencement Date and ending on the applicable Vesting Date. The Grantee’s active service does not terminate when the Grantee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, the Grantee’s active service terminates when the approved leave ends, unless the Grantee immediately returns to active service. If the Grantee goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Grantee’s leave if permissible under applicable local law. If the Grantee commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Grantee and the Company pertaining to the Grantee’s part-time schedule if permissible under applicable local law.
(c)Severance and Change in Control Plans. If the Grantee is eligible for severance benefits as provided for in Sections 2 and 3.1 of the Energy Recovery, Inc. Severance Plan, 25% of the RSUs subject to the Award that are not vested on the effective date of the Grantee’s Qualifying Termination (as defined in the Severance Plan) will immediately become vested. In the event of a Change in Control as defined in the Energy Recovery, Inc. Change in Control Severance Plan (the “CIC Plan”), the vesting of the Award will be treated in accordance with the terms of the CIC Plan.
3.Settlement.
(a)Time and Form of Payment. Subject to the terms of the Plan and this Agreement, any Restricted Stock Units that vest and become nonforfeitable shall be settled in whole Shares, which shall be issued in book-entry form, registered in the Grantee’s name. Such settlement shall be made as soon as practicable, but no later than 60 days, following the date of vesting. The value of any fractional Restricted Stock Units shall be paid in cash at the time the Shares are delivered in settlement of the Restricted Stock Units.
(b)Conditions to Settlement of Restricted Stock Units. Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):
(i)No Shares shall be issued to the Grantee or his or her legal representative unless and until the Grantee or his or her legal representative shall have satisfied all applicable tax withholding obligations pursuant to Section 4 hereof.
Executive Restricted Stock Unit Agreement | 1

(ii)The Company shall not be required to issue or deliver any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares subject to the award to listing on all stock exchanges on which the Common Stock is then listed; (B) the completion of any subject to the Award registration or other qualification of the Shares under any applicable securities law, any U.S. state or federal or foreign law, or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, or if the offering of the Shares is not so registered, a determination by the Company that the issuance of the Shares would be exempt from any such registration or qualification requirements; (C) the obtaining of any approval or other clearance from any state or federal or foreign governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (D) the lapse of any such reasonable period of time following the date the Restricted Stock Units vest as the Committee may from time to time establish for reasons of administrative convenience.
(iii)If applicable, in the event the Company later determines, in its sole discretion, that the Company is required to recover certain compensation paid to Grantee pursuant to the Compensation Recovery Policy, the Company reserves the right to pursue and any and all actions identified in the Compensation Recovery Policy, to the extent permissible under applicable law.
4.Tax Obligations. Regardless of any action the Company and/or the Grantee’s actual employer (the “Employer”), if the Company is not the Grantee’s employer, takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax Obligations”), the Grantee hereby acknowledges that the ultimate liability for all Tax Obligations is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Grantee further acknowledges that neither the Company nor the Employer (1) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the issuance of Shares upon settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax Obligations or achieve any particular tax result. Further, if the Grantee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, the Grantee hereby acknowledges that the Company or the Employer may be required to withhold or account for Tax Obligations in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to the Tax Obligations by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company, the Employer and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock issued upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units.
The Company may withhold or account for Tax Obligations by considering applicable minimum or maximum statutory withholding amounts or other applicable withholding rates so long as such withholding does not result in adverse treatment for financial accounting purposes. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, the Grantee shall be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company and/or the Employer any amount of Tax Obligations that the Company and/or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Grantee hereby acknowledges and agrees that the Company may refuse to issue or deliver the Shares, any cash payments receivable at settlement or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax Obligations.
5.Restricted Stock Units and Interests Not Transferable. No Restricted Stock Units or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.
6.Rights as Stockholder. Neither the Grantee nor any person claiming under or through the Grantee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Grantee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Grantee shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares. Notwithstanding the foregoing provisions, nothing in this Section 6 eliminates or reduces the Company’s rights to enforce the terms and provisions of the Compensation Recovery Policy, if applicable, to the extent permissible under applicable law.
Executive Restricted Stock Unit Agreement | 2

7.Restrictions on Resale. The Grantee hereby agrees not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and/or its underwriters prohibit a sale. This restriction (if any) will apply as long as the Grantee’s service continues and for such period of time after the Grantee’s Termination of Service as the Company may specify.
8.Adjustments. The number of Restricted Stock Units awarded pursuant to this Agreement is subject to adjustment as provided in Article 15 of the Plan. The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.
9.NO GUARANTEE OF CONTINUED SERVICE. THE GRANTEE HEREBY ACKNOWLEDGES AND AGREES THAT THE VESTING OF RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY (1) BY CONTINUING TO PROVIDE SERVICE AS AN EMPLOYEE OR OTHER SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE EMPLOYER (AND NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED RESTRICTED STOCK UNITS, OR RECEIVING CASH OR SHARES HEREUNDER) AND, IF APPLICABLE, (2) THE ABSENCE OF AN ACCOUNTING RESTATEMENT (AS THAT TERM IS DEFINED IN THE COMPENSATION RECOVERY POLICY). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR OTHER SERVICE PROVIDER, AS APPLICABLE, FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S OR THE EMPLOYER’S RIGHT TO TERMINATE THE GRANTEE’S RELATIONSHIP AS AN EMPLOYEE OR SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, AND IN ACCORDANCE WITH APPLICABLE LOCAL LAW.
10.Entire Agreement: Governing Law. The Grant Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Grant Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Grant Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Grant Notice, the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
11.Conformity to Securities Laws. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
12.Interpretation and Amendments. The award of Restricted Stock Units, the vesting and delivery of Restricted Stock Units and the issuance of Shares upon vesting are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time, provided that no amendment may, without the consent of the Grantee, affect the rights of the Grantee under this award of Restricted Stock Units in a materially adverse manner. For purposes of the foregoing sentence, an amendment that affects the tax treatment of the Restricted Stock Units shall not be considered as affecting the Grantee’s rights in a materially adverse manner.
13.Headings. The captions used in the Grant Notice and this Agreement are inserted for convenience and shall not be deemed a part of the award of Restricted Stock Units for construction or interpretation.
14.Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the Grantee to his or her address shown in the Company records, and to the Company at its principal executive office.
15.Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.
16.Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
Executive Restricted Stock Unit Agreement | 3

17.Code Section 409A. For Grantees subject to tax in the U.S., the vesting and settlement of Restricted Stock Units awarded pursuant to this Agreement are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that the Restricted Stock Units qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representations that the Restricted Stock Units will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to these Restricted Stock Units.
18.Nature of Grant. In accepting the grant, the Grantee hereby acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
(c)all decisions with respect to future Restricted Stock Units grants, if any, shall be at the sole discretion of the Company;
(d)the Grantee’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Grantee’s employment or other service relationship with the Company or the Employer at any time;
(e)the Grantee is voluntarily participating in the Plan;
(f)the Restricted Stock Units grant and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or other service relationship with the Company or a Related Company;
(g)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(h)Neither the Company nor the Employer is providing any tax, legal or financial advice, nor is the Company or the Employer making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares;
(i)the Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan;
(j)the Restricted Stock Units and the benefits, if any, under the Plan shall not automatically transfer to another company in the case of a merger, take-over or transfer of liability;
(k)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Company, and which is outside the scope of the Grantee’s employment or other service relationship contract, if any;
(l)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(m)in consideration of the grant of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the Grantee’s Termination of Service with the Company or any Related Company (for any reason whatsoever and whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), and the Grantee hereby irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, the Grantee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;
(n)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Related Company; and
(o)in the event of the Grantee’s Termination of Service (whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), the Grantee’s right, if any, to vest in the Restricted Stock Units under the Plan shall terminate effective as of the date that the Grantee is no longer actively employed by or in a service relationship with the Company or a Related Company and shall not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed by or in a service relationship with the Company or a Related Company for purposes of the Restricted Stock Units granted hereunder.
Executive Restricted Stock Unit Agreement | 4

19.Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement, including the Addendum, and any other Restricted Stock Unit materials by and among, as applicable, the Company and any Related Company for the exclusive purposes of implementing, administering and managing the Grantee’s participation in the Plan.
The Grantee hereby acknowledges that he or she understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in favor of the Grantee (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Grantee hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Grantee hereby acknowledges that he or she understands that the recipients of the Data may be located in the Grantee’s country of residence or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Grantee’s country.
For Grantees outside the U.S., the following paragraph applies:
The Grantee hereby acknowledges that he or she understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee hereby authorizes the Company and any Company authorized third party service provider(s) which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee hereby acknowledges that he or she understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee hereby acknowledges that he or she understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee hereby acknowledges that he or she understands, however, that refusing or withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee hereby acknowledges that he or she understands that the Grantee may contact his or her local human resources representative.
20.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
22.Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.
23.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
24.Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

* * * * * * * * * * * * * * *

Executive Restricted Stock Unit Agreement | 5

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT GRANT NOTICE AND RESTRICTED STOCK UNIT AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Grantee”) an Award for the number of Restricted Stock Units set forth below. This Award of Restricted Stock Units is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement that is attached hereto (the “Restricted Stock Unit Agreement”), including the special provisions for the Grantee’s country of residence, if any, set forth in the attached Addendum (the “Addendum”), and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Grant Notice (“Grant Notice”) and the Restricted Stock Unit Agreement, including the Addendum.

Grantee:
Date of Grant:
Total Number of Restricted Stock Units:
Vesting Commencement Date:
Vesting Schedule:
The Restricted Stock Units (“RSUs”) granted under this Award are subject to the vesting schedule attached hereto as Appendix, which sets forth each date of vesting under the column labeled “Date” (each, a “Vesting Date”) and the number of RSUs that vest on such Vesting Date under the column labeled “Quantity”. Additional terms and conditions also apply to the vesting of RSUs, which are described more fully in the accompanying Restricted Stock Unit Agreement.

The Grantee acknowledges receipt of a copy of the Plan, the Restricted Stock Unit Agreement, and the addendum, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Units subject to all of the terms and provisions hereof and thereof, including, without limitation, the provision in the restricted stock unit agreement under which the grantee irrevocably authorizes and instructs the company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax Obligations by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company, the Employer and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock issued upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units. The Grantee has reviewed this Grant Notice, the Plan, the restricted Stock Unit Agreement, and the addendum, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands all provisions of this Grant Notice, the Plan, the Restricted Stock Unit Agreement, and the addendum. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement, including the addendum.

ENERGY RECOVERY, INC.	GRANTEE:
By:	By:
Name:	Name:
Title:
Employee (US) Restricted Stock Unit Notice | 1

Appendix

VESTING SCHEDULE

Date	Quantity

Employee (US) Restricted Stock Unit Notice | 2

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

1.Award of Restricted Stock Units.
(a)Award. Energy Recovery, Inc., a Delaware corporation (the “Company”) hereby grants as of the Grant Date set forth in the Restricted Stock Unit Grant Notice (the “Grant Notice”) to the Grantee (the “Grantee”) named in the Grant Notice an Award with respect to the number of Restricted Stock Units set forth in the Grant Notice, subject to the terms and provisions of the Grant Notice, this Restricted Stock Unit Agreement and the Addendum (collectively this “Agreement”), and the Company’s 2020 Incentive Plan (the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock of the Company (a “Share”) on the date the Restricted Stock Units vest. Unless and until the Restricted Stock Units are vested in the manner set forth in Section 2 hereof, the Grantee shall have no right to settlement of any such Restricted Stock Units. Prior to settlement of any vested Restricted Stock Units, such Restricted Stock Units represent an unsecured obligation of the Company, payable (if at all) from the general assets of the Company.
(b)Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.
(c)Incorporation of Terms of Plan. The award of Restricted Stock Units is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
2.Vesting and Forfeiture.
(a)Forfeiture. Any Restricted Stock Units which are not vested as of the date of the Grantee’s Termination of Service shall thereupon be forfeited immediately and without any further action by the Company. The date of the Grantee’s Termination of Service shall not be extended to include any notice of termination or similar period and shall be considered ceased on the last active day of service (as determined by the Committee) for the purposes of the Plan.
(b)Vesting. Subject to Section 2(a) hereof, the Restricted Stock Units shall vest in accordance with the vesting schedule set forth on Appendix, attached hereto, provided the Grantee is employed or in a service relationship on such Vesting Date and remains in continuous service during the entire period commencing on the Vesting Commencement Date and ending on the applicable Vesting Date. The Grantee’s active service does not terminate when the Grantee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, the Grantee’s active service terminates when the approved leave ends, unless the Grantee immediately returns to active service. If the Grantee goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Grantee’s leave if permissible under applicable local law. If the Grantee commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Grantee and the Company pertaining to the Grantee’s part-time schedule if permissible under applicable local law.
3.Settlement.
(a)Time and Form of Payment. Subject to the terms of the Plan and this Agreement, any Restricted Stock Units that vest and become nonforfeitable shall be settled in whole Shares, which shall be issued in book-entry form, registered in the Grantee’s name. Such settlement shall be made as soon as practicable, but no later than 60 days, following the date of vesting. The value of any fractional Restricted Stock Units shall be paid in cash at the time the Shares are delivered in settlement of the Restricted Stock Units.
(b)Conditions to Settlement of Restricted Stock Units. Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):
(i)No Shares shall be issued to the Grantee or his or her legal representative unless and until the Grantee or his or her legal representative shall have satisfied all applicable tax withholding obligations pursuant to Section 4 hereof.
(ii)The Company shall not be required to issue or deliver any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares subject to the award to listing on all stock exchanges on which the Common Stock is then listed; (B) the completion of any subject to the Award registration or other qualification of the Shares under any applicable securities law, any U.S. state or federal or foreign law, or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, or if the offering of the Shares is not so registered, a determination by the Company that the issuance of the Shares would be exempt from any such registration or qualification requirements; (C) the obtaining of any approval or other clearance from any state or federal or foreign governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (D) the lapse of any such reasonable period of time following the date the Restricted Stock Units vest as the Committee may from time to time establish for reasons of administrative convenience.
Employee (US) Restricted Stock Unit Agreement | 1

4.Tax Obligations. Regardless of any action the Company and/or the Grantee’s actual employer (the “Employer”), if the Company is not the Grantee’s employer, takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax Obligations”), the Grantee hereby acknowledges that the ultimate liability for all Tax Obligations is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Grantee further acknowledges that neither the Company nor the Employer (1) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the issuance of Shares upon settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax Obligations or achieve any particular tax result. Further, if the Grantee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, the Grantee hereby acknowledges that the Company or the Employer may be required to withhold or account for Tax Obligations in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to the Tax Obligations by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company, the Employer and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock issued upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units.
The Company may withhold or account for Tax Obligations by considering applicable minimum or maximum statutory withholding amounts or other applicable withholding rates so long as such withholding does not result in adverse treatment for financial accounting purposes. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, the Grantee shall be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of the Grantee’s participation in the Plan.
Finally, the Grantee shall pay to the Company and/or the Employer any amount of Tax Obligations that the Company and/or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Grantee hereby acknowledges and agrees that the Company may refuse to issue or deliver the Shares, any cash payments receivable at settlement or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax Obligations.
5.Restricted Stock Units and Interests Not Transferable. No Restricted Stock Units or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.
6.Rights as Stockholder. Neither the Grantee nor any person claiming under or through the Grantee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Grantee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Grantee shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares.
7.Restrictions on Resale. The Grantee hereby agrees not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and/or its underwriters prohibit a sale. This restriction (if any) will apply as long as the Grantee’s service continues and for such period of time after the Grantee’s Termination of Service as the Company may specify.
8.Adjustments. The number of Restricted Stock Units awarded pursuant to this Agreement is subject to adjustment as provided in Article 15 of the Plan. The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.
Employee (US) Restricted Stock Unit Agreement | 2

9.NO GUARANTEE OF CONTINUED SERVICE. THE GRANTEE HEREBY ACKNOWLEDGES AND AGREES THAT THE VESTING OF RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY (1) BY CONTINUING TO PROVIDE SERVICE AS AN EMPLOYEE OR OTHER SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE EMPLOYER (AND NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED RESTRICTED STOCK UNITS, OR RECEIVING CASH OR SHARES HEREUNDER) AND, IF APPLICABLE, (2) THE ABSENCE OF AN ACCOUNTING RESTATEMENT (AS THAT TERM IS DEFINED IN THE COMPENSATION RECOVERY POLICY). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR OTHER SERVICE PROVIDER, AS APPLICABLE, FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S OR THE EMPLOYER’S RIGHT TO TERMINATE THE GRANTEE’S RELATIONSHIP AS AN EMPLOYEE OR SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, AND IN ACCORDANCE WITH APPLICABLE LOCAL LAW.
10.Entire Agreement: Governing Law. The Grant Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Grant Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Grant Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Grant Notice, the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
11.Conformity to Securities Laws. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
12.Interpretation and Amendments. The award of Restricted Stock Units, the vesting and delivery of Restricted Stock Units and the issuance of Shares upon vesting are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time, provided that no amendment may, without the consent of the Grantee, affect the rights of the Grantee under this award of Restricted Stock Units in a materially adverse manner. For purposes of the foregoing sentence, an amendment that affects the tax treatment of the Restricted Stock Units shall not be considered as affecting the Grantee’s rights in a materially adverse manner.
13.Headings. The captions used in the Grant Notice and this Agreement are inserted for convenience and shall not be deemed a part of the award of Restricted Stock Units for construction or interpretation.
14.Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the Grantee to his or her address shown in the Company records, and to the Company at its principal executive office.
15.Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.
16.Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
17.Code Section 409A. For Grantees subject to tax in the U.S., the vesting and settlement of Restricted Stock Units awarded pursuant to this Agreement are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that the Restricted Stock Units qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representations that the Restricted Stock Units will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to these Restricted Stock Units.
Employee (US) Restricted Stock Unit Agreement | 3

18.Nature of Grant. In accepting the grant, the Grantee hereby acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
(c)all decisions with respect to future Restricted Stock Units grants, if any, shall be at the sole discretion of the Company;
(d)the Grantee’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Grantee’s employment or other service relationship with the Company or the Employer at any time;
(e)the Grantee is voluntarily participating in the Plan;
(f)the Restricted Stock Units grant and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or other service relationship with the Company or a Related Company;
(g)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(h)Neither the Company nor the Employer is providing any tax, legal or financial advice, nor is the Company or the Employer making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares;
(i)the Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan;
(j)the Restricted Stock Units and the benefits, if any, under the Plan shall not automatically transfer to another company in the case of a merger, take-over or transfer of liability;
(k)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Company, and which is outside the scope of the Grantee’s employment or other service relationship contract, if any;
(l)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(m)in consideration of the grant of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the Grantee’s Termination of Service with the Company or any Related Company (for any reason whatsoever and whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), and the Grantee hereby irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, the Grantee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;
(n)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Related Company; and
(o)in the event of the Grantee’s Termination of Service (whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), the Grantee’s right, if any, to vest in the Restricted Stock Units under the Plan shall terminate effective as of the date that the Grantee is no longer actively employed by or in a service relationship with the Company or a Related Company and shall not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively employed by or in a service relationship with the Company or a Related Company for purposes of the Restricted Stock Units granted hereunder.
19.Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement, including the Addendum, and any other Restricted Stock Unit materials by and among, as applicable, the Company and any Related Company for the exclusive purposes of implementing, administering and managing the Grantee’s participation in the Plan.
Employee (US) Restricted Stock Unit Agreement | 4

The Grantee hereby acknowledges that he or she understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in favor of the Grantee (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Grantee hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Grantee hereby acknowledges that he or she understands that the recipients of the Data may be located in the Grantee’s country of residence or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Grantee’s country.
For Grantees outside the U.S., the following paragraph applies:
The Grantee hereby acknowledges that he or she understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee hereby authorizes the Company and any Company authorized third party service provider(s) which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee hereby acknowledges that he or she understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee hereby acknowledges that he or she understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee hereby acknowledges that he or she understands, however, that refusing or withdrawing the Grantee’s consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee hereby acknowledges that he or she understands that the Grantee may contact his or her local human resources representative.
20.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.
23.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

* * * * * * * * * * * * * * *
Employee (US) Restricted Stock Unit Agreement | 5

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT GRANT NOTICE AND RESTRICTED STOCK UNIT AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Grantee”) an Award for the number of Restricted Stock Units set forth below. This Award of Restricted Stock Units is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement that is attached hereto (the “Restricted Stock Unit Agreement”), including the special provisions for the Grantee’s country of residence, if any, set forth in the attached Addendum (the “Addendum”), and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Grant Notice (“Grant Notice”) and the Restricted Stock Unit Agreement, including the Addendum.

Grantee:
Date of Grant:
Total Number of Restricted Stock Units:
Vesting Commencement Date:
Vesting Schedule:
The Restricted Stock Units (“RSUs”) granted under this Award are subject to the vesting schedule attached hereto as Appendix, which sets forth each date of vesting under the column labeled “Date” (each, a “Vesting Date”) and the number of RSUs that vest on such Vesting Date under the column labeled “Quantity”. Additional terms and conditions also apply to the vesting of RSUs, which are described more fully in the accompanying Restricted Stock Unit Agreement.

The Grantee acknowledges receipt of a copy of the Plan, the Restricted Stock Unit Agreement, and the addendum, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Units subject to all of the terms and provisions hereof and thereof, including, without limitation, the provision in the restricted stock unit agreement under which the grantee irrevocably authorizes and instructs the company and/or the service recipient, or their respective agents, at their discretion, to satisfy the Tax Obligations by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company, the service recipient and/or any Related Company; or (ii) withholding from proceeds of the sale of shares of Common Stock issued upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); or (iii) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units. The Grantee has reviewed this Grant Notice, the Plan, the restricted Stock Unit Agreement, and the addendum, in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice, and fully understands all provisions of this Grant Notice, the Plan, the Restricted Stock Unit Agreement, and the addendum. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement, including the addendum.

ENERGY RECOVERY, INC.	GRANTEE:
By:	By:
Name:	Name:
Title:
Employee (non-US) Restricted Stock Unit Notice | 1

Appendix

VESTING SCHEDULE

Date	Quantity

Employee (non-US) Restricted Stock Unit Notice | 2

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

1.Award of Restricted Stock Units.
(a)Award. Energy Recovery, Inc., a Delaware corporation (the “Company”) hereby grants as of the Grant Date set forth in the Restricted Stock Unit Grant Notice (the “Grant Notice”) to the Grantee (the “Grantee”) named in the Grant Notice an Award with respect to the number of Restricted Stock Units set forth in the Grant Notice, subject to the terms and provisions of the Grant Notice, this Restricted Stock Unit Agreement and the Addendum (collectively this “Agreement”), and the Company’s 2020 Incentive Plan (the “Plan”). Each Restricted Stock Unit represents the right to receive one share of Common Stock of the Company (a “Share”) on the date the Restricted Stock Units vest. Unless and until the Restricted Stock Units are vested in the manner set forth in Section 2 hereof, the Grantee shall have no right to settlement of any such Restricted Stock Units. Prior to settlement of any vested Restricted Stock Units, such Restricted Stock Units represent an unsecured obligation of the Company, payable (if at all) from the general assets of the Company.
(b)Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.
(c)Incorporation of Terms of Plan. The award of Restricted Stock Units is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
2.Vesting and Forfeiture.
(a)Forfeiture. Any Restricted Stock Units which are not vested as of the date of the Grantee’s Termination of Service shall thereupon be forfeited immediately and without any further action by the Company. In the event of the Grantee’s Termination of Service (whether or not later found to be invalid or in breach of employment or other applicable law in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), the Grantee’s right, if any, to vest in the Restricted Stock Units under the Plan shall terminate effective as of the date that the Grantee is no longer actively providing services and shall not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Restricted Stock Units granted hereunder.
(b)Vesting. Subject to Section 2(a) hereof, the Restricted Stock Units shall vest in accordance with the vesting schedule set forth on Appendix, attached hereto, provided the Grantee is employed or in a service relationship on such Vesting Date and remains in continuous service during the entire period commencing on the Vesting Commencement Date and ending on the applicable Vesting Date. The Grantee’s active service does not terminate when the Grantee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing or to the extent required by applicable local law. However, the Grantee’s active service terminates when the approved leave ends, unless the Grantee immediately returns to active work. If the Grantee goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Grantee’s leave if permissible under applicable local law. If the Grantee commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Grantee and the Company pertaining to the Grantee’s part-time schedule if permissible under applicable local law.
3.Settlement.
(a)Time and Form of Payment. Subject to the terms of the Plan and this Agreement, any Restricted Stock Units that vest and become nonforfeitable shall be settled in whole Shares, which shall be issued in book-entry form, registered in the Grantee’s name. Such settlement shall be made as soon as practicable, but no later than 60 days, following the date of vesting. The value of any fractional Restricted Stock Units shall be paid in cash at the time the Shares are delivered in settlement of the Restricted Stock Units.
(b)Conditions to Settlement of Restricted Stock Units. Notwithstanding any other provision of this Agreement (including without limitation Section 2(b)):
(i)No Shares shall be issued to the Grantee or his or her legal representative unless and until the Grantee or his or her legal representative shall have satisfied all applicable tax withholding obligations pursuant to Section 4 hereof.
Employee (non-US) Restricted Stock Unit Agreement | 1

(ii)The Company shall not be required to issue or deliver any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares subject to the award to listing on all stock exchanges on which the Common Stock is then listed; (B) the completion of any subject to the Award registration or other qualification of the Shares under any applicable securities law, any U.S. state or federal or foreign law, or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, or if the offering of the Shares is not so registered, a determination by the Company that the issuance of the Shares would be exempt from any such registration or qualification requirements; (C) the obtaining of any approval or other clearance from any state or federal or foreign governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (D) the lapse of any such reasonable period of time following the date the Restricted Stock Units vest as the Committee may from time to time establish for reasons of administrative convenience.
4.Tax Obligations.
(a)Regardless of any action the Company and/or any Related Company to whom the Grantee provides services (the “Service Recipient”) takes with respect to any or all income tax, social security contributions, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax Obligations”), the Grantee hereby acknowledges that the ultimate liability for all Tax Obligations is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company and/or the Service Recipient. The Grantee further acknowledges that neither the Company nor the Service Recipient (1) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units or the underlying Shares, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the issuance of Shares upon settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax Obligations or achieve any particular tax result. Further, if the Grantee has become subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, the Grantee hereby acknowledges that the Company or the Service Recipient may be required to withhold or account for Tax Obligations in more than one jurisdiction.
(b)Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax Obligations. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax Obligations by one or a combination of the following: (i) requiring the Grantee to make a payment in a form acceptable to the Company; (ii) withholding from the Grantee’s wages or other cash compensation payable to the Grantee; (iii) withholding from proceeds of the sale of shares of Common Stock acquired upon vesting/settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization); (iv) withholding in shares of Common Stock to be issued upon vesting/settlement of the Restricted Stock Units; or (v) any other method of withholding determined by the Company and to the extent required by applicable law or the Plan, approved by the Committee.
(c)The Company and/or the Service Recipient may withhold or account for Tax Obligations by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Grantee's jurisdiction(s) so long as such withholding or accounting does not result in adverse treatment for financial accounting purposes. In the event of over-withholding, the Grantee may receive a refund from the Company and/or the Service Recipient of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded by the Company and/or the Service Recipient, the Grantee must seek a refund from the local tax authorities to the extent the Grantee wishes to recover the over-withheld amount in the form of a refund. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, the Grantee shall be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax Obligations due as a result of any aspect of the Grantee’s participation in the Plan. The Company and/or the Service Recipient may refuse to issue or deliver the Shares or the proceeds from the sale of Shares to the Grantee if the Grantee fails to comply with the Grantee's obligations in connection with the Tax Obligations.
(d)Finally, the Grantee shall pay to the Company and/or the Service Recipient any amount of Tax Obligations that the Company and/or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Grantee hereby acknowledges and agrees that the Company may refuse to issue or deliver the underlying Shares, any cash payments receivable at settlement or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax Obligations.
5.Restricted Stock Units and Interests Not Transferable. No Restricted Stock Units or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.
Employee (non-US) Restricted Stock Unit Agreement | 2

6.Rights as Stockholder. Neither the Grantee nor any person claiming under or through the Grantee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to the Grantee (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Grantee shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares.
7.Restrictions on Resale. The Grantee hereby agrees not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and/or its underwriters prohibit a sale. This restriction (if any) will apply as long as the Grantee’s service continues and for such period of time after the Grantee’s Termination of Service as the Company may specify.
8.Adjustments. The number of Restricted Stock Units awarded pursuant to this Agreement is subject to adjustment as provided in Article 15 of the Plan. The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.
9.NO GUARANTEE OF CONTINUED SERVICE. THE GRANTEE HEREBY ACKNOWLEDGES AND AGREES THAT THE VESTING OF RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY (1) BY CONTINUING TO PROVIDE SERVICE AS AN EMPLOYEE OR OTHER SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE EMPLOYER (AND NOT THROUGH THE ACT OF BEING HIRED, BEING AWARDED RESTRICTED STOCK UNITS, OR RECEIVING CASH OR SHARES HEREUNDER) AND, IF APPLICABLE, (2) THE ABSENCE OF AN ACCOUNTING RESTATEMENT (AS THAT TERM IS DEFINED IN THE COMPENSATION RECOVERY POLICY). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR OTHER SERVICE PROVIDER, AS APPLICABLE, FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S OR THE EMPLOYER’S RIGHT TO TERMINATE THE GRANTEE’S RELATIONSHIP AS AN EMPLOYEE OR SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, AND IN ACCORDANCE WITH APPLICABLE LOCAL LAW.
10.Entire Agreement: Governing Law and Venue. The Grant Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Grant Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Grant Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Grant Notice, the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
11.Conformity to Securities Laws. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the U.S. Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Restricted Stock Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
12.Interpretation and Amendments. The award of Restricted Stock Units, the vesting and delivery of Restricted Stock Units and the issuance of Shares upon vesting are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time, provided that no amendment may, without the consent of the Grantee, affect the rights of the Grantee under this award of Restricted Stock Units in a materially adverse manner. For purposes of the foregoing sentence, an amendment that affects the tax treatment of the Restricted Stock Units shall not be considered as affecting the Grantee’s rights in a materially adverse manner.
13.Headings. The captions used in the Grant Notice and this Agreement are inserted for convenience and shall not be deemed a part of the award of Restricted Stock Units for construction or interpretation.
14.Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the Grantee to his or her address shown in the Company records, and to the Company at its principal executive office.
Employee (non-US) Restricted Stock Unit Agreement | 3

15.Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.
16.Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.
17.Code Section 409A. For Grantees subject to tax in the U.S., the vesting and settlement of Restricted Stock Units awarded pursuant to this Agreement are intended to qualify for the “short-term deferral” exemption from Section 409A of the Code. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that the Restricted Stock Units qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representations that the Restricted Stock Units will be exempt from Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to these Restricted Stock Units.
18.Nature of Grant. In accepting the Restricted Stock Units, the Grantee hereby acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)all decisions with respect to future Restricted Stock Units or other awards, if any, shall be at the sole discretion of the Company;
(d)the Grantee’s participation in the Plan shall not create a right to further employment with the Company or the Service Recipient and shall not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate the Grantee’s employment or other service relationship with the Company or the Service Recipient at any time;
(e)the Grantee is voluntarily participating in the Plan;
(f)the Restricted Stock Units grant and the Grantee’s participation in the Plan shall not be interpreted to form an employment contract or other service relationship with the Company or a Related Company;
(g)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(h)the value of the Shares acquired upon settlement of the Restricted Stock Units may increase or decrease in value;
(i)the Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan;
(j)the Restricted Stock Units and the benefits, if any, under the Plan shall not automatically transfer to another company in the case of a merger, take-over or transfer of liability;
(k)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Company, and which is outside the scope of the Grantee’s employment or other service relationship contract, if any;
(l)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;
(m)in consideration of the grant of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the Grantee’s Termination of Service with the Company, the Service Recipient or any Related Company (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee's employment or service agreement, if any), and the Grantee hereby irrevocably releases the Company, the Service Recipient or any Related Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, the Grantee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;
(n)the Restricted Stock Units and the Shares subject to the Restricted Stock Units and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Related Company;
Employee (non-US) Restricted Stock Unit Agreement | 4

(o)neither the Company nor the Service Recipient shall be liable for any foreign exchange rate fluctuation between the Grantee's local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.
19.No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Grantee's participation in the Plan, or the Grantee's acquisition or sale of the underlying Shares. The Grantee should consult with the Grantee's own personal tax, legal, and financial advisors regarding the Grantee's participation in the Plan before taking any action related to the Plan.
20.Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement, including the Addendum, and any other Restricted Stock Unit materials by and among, as applicable, the Company and any Related Company for the exclusive purposes of implementing, administering and managing the Grantee’s participation in the Plan.
(a)Data Collection and Usage. The Grantee hereby acknowledges that he or she understands that the Company may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in favor of the Grantee (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is the Grantee's consent.
(b)Stock Plan Administration and Stock Plan Administrator. The Grantee hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.
(c)International Data Transfers. The Company and Company authorized third party(ies) assisting in the implementation, administration and management of the Plan are based in the United States. The Grantee’s country of residence or jurisdiction may have different data privacy laws and protections than the United States. The Company's legal basis, where required for the transfer of Data is the Grantee's consent.
(d)Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after the Grantee’s employment or service relationship ends, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes.
(e)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a voluntary basis. The Grantee understands that the Grantee may request to stop the transfer and processing of the Data for purposes of the Grantee’s participation in the Plan and that the Grantee’s employment or service relationship with the Company (or the Service Recipient) will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow the Grantee to participate in the Plan. The Grantee understands that the Data will still be processed in relation to the Grantee’s employment or service relationship for record-keeping purposes.
(f)Data Subject Rights. The Grantee may have a number of rights under data privacy laws in the Grantee’s jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact the Grantee’s local human resources representative or the Company.
21.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
22.Language. The Grantee acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
Employee (non-US) Restricted Stock Unit Agreement | 5

23.Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any additional terms and conditions set forth in any Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Addendum constitutes part of this Agreement.
24.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
25.Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.
26.Insider Trading/Market Abuse. The Grantee acknowledges that, depending on his or her country, the Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to acquire, sell or attempt to sell Shares or rights to Shares (e.g., Restricted Stock Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by laws in the applicable jurisdiction or the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions as well as any applicable Company insider trading policy, and the Grantee is advised to speak to his or her personal advisor on this matter.
27.Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws the Grantee is subject, the Grantee may have certain foreign asset/account and/or tax reporting requirements that may affect the Grantee's ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends or dividend equivalents or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Grantee's country of residence. The Grantee's country may require that the Grantee report such accounts, assets or transactions to the applicable authorities in the Grantee's country. The Grantee also may be required to repatriate cash received from participating in the Plan to Grantee's country within a certain period of time after receipt. The Grantee is responsible for knowledge of and compliance with any such regulations and should speak with the Grantee's personal tax, legal and financial advisors regarding same.

* * * * * * * * * * * * * * *

Employee (non-US) Restricted Stock Unit Agreement | 6

APPENDIX A

ADDENDUM TO
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. GRANTEES
UNDER THE ENERGY RECOVER, INC.
2020 INCENTIVE PLAN

Certain capitalized terms used but not defined in this Addendum (the “Addendum”) shall have the meanings set forth in the Plan or the Restricted Stock Unit Award Agreement for Non-U.S. Grantees (the “Agreement”).
Terms and Conditions
This Addendum includes additional terms and conditions that govern the Grantee’s Restricted Stock Units if the Grantee resides and/or works in one of the countries listed below. If the Grantee is a citizen or resident of a country (or is considered as such for local law purposes) other than the country in which the Grantee is currently residing and/or working, or if the Grantee relocates to another country after the grant of the Restricted Stock Units, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein will be applicable to the Grantee.
Notifications
This Addendum also includes information regarding securities, exchange control, tax and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the exchange control, securities, tax and other laws in effect in the countries listed in this Addendum, as of November 2021. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the notifications herein as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information may be outdated when the Grantee vests in the Restricted Stock Units and acquires Shares, or when the Grantee subsequently sells Shares acquired under the Plan.
In addition, the information is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.
Finally, if the Grantee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the one in which the Grantee is currently residing and/or working, or if the Grantee moves or transfers to another country after the grant of Restricted Stock Units, the information contained herein may not be applicable to the Grantee in the same manner.

INDIA
There are no country-specific terms and conditions.

POLAND
There are no country-specific terms and conditions.

Employee (non-US) Restricted Stock Unit Agreement | 7

Employee Information Supplement Restricted Stock Units

INDIA

Overview
This supplement has been prepared to provide you with a summary and an example of the tax consequences and certain other issues associated with the grant of restricted stock units (“RSUs”)[1] by Energy Recovery, Inc. (the “Company”) under the 2020 Incentive Plan (the “Plan”).

This supplement is based on the tax laws in effect in your country as of October 2021.

Tax laws often are complex and can change frequently. As a result, you should consult with your personal tax advisor for current information and further guidance regarding your personal tax liabilities and responsibilities associated with the grant of your RSUs, the vesting of your RSUs and issuance of Company shares, and the sale of Company shares acquired under the Plan.

Please note that this supplement is general in nature and does not discuss all of the various laws, rules and regulations that may apply. It may not apply to your particular tax or financial situation, and the Company is not in a position to assure you of any particular tax result. The information in this supplement assumes that the RSUs will be settled in shares and that the shares will be issued as soon as administratively practicable following the date of vesting. Further, the example included is hypothetical and does not reflect the RSUs granted to you or the actual share price that may apply during the life of the RSUs and at sale of the shares. You should consult with an appropriate professional advisor as to how the tax or other laws in your country apply to your specific situation.

If you are a citizen or resident of another country or transfer employment and/or residency after RSUs are granted to you or if you are no longer actively employed at the time of the taxable event, the information contained in this supplement may not be applicable to you.

Finally, the information in this supplement assumes that you are not a U.S. tax resident and that you have completed a Form W-8BEN to certify your status as a non-U.S. person.

This document constitutes part of a prospectus covering securities that have been registered with the U.S. Securities and Exchange Commission under the U.S. Securities Act of 1933, as amended.

___________
1    RSUs are an unfunded, unsecured promise to issue Company shares at no cost to you at a later time.
Employee (non-US) Restricted Stock Unit Agreement | 8

TAX
Grant	No taxation.
Vesting	On the date(s) the RSUs vest and you acquire shares, you will be subject to taxation.
Taxable Amount	The fair market value of the shares on the date of vesting. For Indian tax purposes, the fair market value of the shares will be based on a valuation prepared by a Category 1 Merchant Bank.
Nature of Taxable Amount	Employment benefits.
Is Income Tax Payable?	Yes.
Are Employee Social Insurance Contributions Payable?	No.
Are Other Taxes Payable?
Education and Health cess. Education and health cess at 4% will be due on the income tax payable plus surcharge

Surcharge. Taxable income exceeding INR 5 million up to INR 10 million will be subject to a 10% surcharge. A 15% surcharge applies for taxable income exceeding INR 10 million up to INR 20 million. A 25% surcharge applies for taxable income exceeding INR 20 million up to INR 50 million. A 37% surcharge applies for taxable income exceeding INR 50 million

EMPLOYER TAX WITHHOLDING AND REPORTING
Withholding
Is Income Tax Withheld?	Yes.
Are Employee Social Insurance Contributions Withheld?	Not applicable.
Are Other Taxes Withheld?	Yes (Education and health cess and surcharge).
Reporting
Does the Taxable Amount Need to be Reported?	Your employer will report the taxable amount as taxable income to the local tax authorities on Form 24Q (quarterly statement of tax withholding). In addition, your employer will report the taxable amount to you on Form 12BA attached to Form 16, by June 15 following the fiscal year end (March 31) in which the taxable event occurs.

Employee (non-US) Restricted Stock Unit Agreement | 9

SALE OF SHARES
Taxation in Your Country
When you sell shares acquired under the Plan, you will be subject to capital gains tax to the extent that the sale proceeds exceed your cost basis in the shares (generally, the fair market value of the shares on the date of acquisition, as determined by a Category 1 Merchant Bank).

If you hold the shares acquired under the Plan for more than 24 months, you will be taxed at the more favorable long-term capital gains tax rate (plus health and education cess and, if applicable, surcharge) and entitled to claim cost inflation indexation benefits on your cost of acquisition. In case of long-term capital gains, you may be eligible to certain deductions based on specified reinvestments, subject to prescribed conditions.

If you hold the shares for 24 months or less, you will be taxed at your marginal income tax rate (plus education and health cess and, if applicable, surcharge).

If your sale proceeds are lower than your cost basis in the shares, you will realize a loss. Capital losses (short-term or long-term) may be offset against other capital gains of the same nature (i.e., short-term or long-term) that you realize in the same tax year or in any subsequent tax year up to a maximum of 8 years. Long-term capital loss cannot be set off against short-term capital gains. Income tax returns is required to be filed within the due date in order to be eligible to carry forward capital losses, if any.

The calculation of capital gains (losses) at the time of sale is complex and you should consult with your personal tax advisor.

Taxation in the U.S.	Assuming you are not a U.S. tax resident and have provided the Company and/or the broker with a Form W-8BEN to certify your status as a non-U.S. person, you will not be subject to tax in the U.S. on any gain you realize when shares acquired under the Plan are sold. If you have not provided a Form W-8BEN, the broker will perform U.S. back-up withholding on the gain at a rate of 24%.

Employee (non-US) Restricted Stock Unit Agreement | 10

YOUR TAX REPORTING AND PAYMENT OBLIGATIONS
Vesting
You are required to report the taxable income in your income tax return (“ITR”) based on the amount reported by your employer in Form 16 and pay any additional tax due.
The deadline for filing the ITR is July 31.

Sale of Shares
You will be responsible for reporting and paying any tax resulting from the sale of shares.

Capital gains tax is payable under the Advance Tax System during the fiscal year (i.e., April 1 – March 31) in four (4) installments, as follows:

•On or before June 15 – not less than 15% of the tax payable for the year;
•On or before September 15 – not less than 45% of the tax payable for the year, reduced by the amount paid in the earlier installment.
•On or before December 15 – not less than 75% of the tax payable for the year, reduced by the amount paid in the earlier installment; and
•On or before March 15 – the whole amount of the tax payable for the year, reduced by the amount paid in the earlier installments.

Payments are due pursuant to the above schedule based on the date that you realize a capital gain. For example, if you realize a capital gain in October, you must pay not less than 75% of the tax due on such capital gain by December 15 and the remaining tax due by the applicable dates. If you fail to pay the required amount of capital gains tax according to the above schedule, you will be liable for interest at a rate of 1% per month on the amount of the underpayment.

In addition, you are required to report any capital gain/loss in your ITR under “Income from Capital Gains”.

You must also report any shares held at any time during the applicable tax year (April 1 – March 31) in Schedule Foreign Assets in the ITR.

The deadline for filing the ITR is July 31.

Employee (non-US) Restricted Stock Unit Agreement | 11

OTHER INFORMATION
Foreign Asset/Account Reporting
You are required to declare your foreign bank accounts and any foreign financial assets (including shares held outside India) in your annual tax return.

As the reporting rules are stringent, you should consult with your personal tax or legal advisor regarding this reporting obligation.

Exchange Control
You are required to repatriate the cash proceeds received upon the sale of shares and convert such proceeds into local currency within specified timeframes as required under applicable regulations. You also are required to retain the foreign inward remittance certificate as evidence of repatriation.

As exchange control regulations can change frequently and without notice, you should consult your personal tax or legal advisor before selling your shares to ensure compliance with current regulations.

U.S. Estate Tax
You should be aware that U.S. estate tax may be assessed at the time of death if you hold Company shares (and certain awards) at this time. U.S. estate tax law requires that, for the estates of non-U.S. citizens who reside outside the U.S. (“non-resident aliens”), an estate tax return must be filed if the gross estate exceeds USD 60,000, though if an estate tax treaty applies, the consequences will differ. The gross estate of a non-resident alien consists only of assets located in the U.S., which will include your Company shares (and certain awards granted under the Plan). Due to the complexity of these laws, your heirs should consult with a personal tax or financial advisor.

Example:
The following example assumes you received a grant of RSUs for 10 shares, which vest on a certain date.
On the vest date, the value of the shares subject to your RSUs is $10. On the date you sell the shares acquired upon vesting of the RSUs, the value of the shares is $15.
On the vest date, the Company withholds/sells shares to cover withholding taxes due at vesting. You are required to pay applicable taxes at sale.
Note the below is a hypothetical example only and is not meant to predict the RSUs in which you may vest (if any), nor the price of the shares on the vest date or on the date of sale of the shares. The price of the shares subject to your RSUs may decrease after the vest date, in which case you would not realize a capital gain. The tax rate(s) are hypothetical and are not intended to reflect your actual tax rate(s).

Share Price
$ 15
Sale Price
$ 10
FMV on Vest Date
$ 5
$ 0
Taxable Amount
$100
(10 shares vest)
Taxes Due
$40
6 Net shares received
4 shares withheld/ sold
$5/share (Total gain for 6 shares sold: $30)
Capital Gain
$10/share
Cost Basis
Capital Gains Tax Due
$6
Vest Date
40% Tax Rate
Settlement
Sale Date
20%Tax Rate

Employee (non-US) Restricted Stock Unit Agreement | 12

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
STOCK APPRECIATION RIGHT GRANT NOTICE AND STOCK APPRECIATION RIGHT AGREEMENT

Energy Recovery, Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Participant”) an Award of a stock appreciation right (“SAR”) with respect to the shares of Common Stock of the Company set forth below and subject to the terms and conditions set forth below:

Name of Participant:
Total Number of Shares of Common Stock:
Exercise Price per Share:
Grant Date:
Vesting Commencement Date:
Vesting Schedule:
This SAR becomes exercisable in accordance with the vesting schedule attached hereto as Appendix, which sets forth each date of vesting under the column labeled “Date” (each, a “Vesting Date”) and the number of options that vest on such Vesting Date under the column labeled “Quantity”. Additional terms and conditions also apply to the vesting of options, which are described more fully in the accompanying Stock Appreciation Right Agreement.

Form of Settlement	Cash, representing the excess of the closing price of the Company’s stock as reported on the Nasdaq Market on the exercise date of the shares of Common Stock when the SAR is exercised over the Exercise Price.

Expiration Date:	This SAR expires the earlier date of 10-years from the grant date or three (3) months from the date of Termination of Service, unless termination is for cause as defined in the Stock Appreciation Rights Agreement, in which case all vested and unvested portions of the SAR are forfeited immediately.

This SAR is granted under and governed by the terms and conditions of the Stock Appreciation Right Agreement, which is attached to and made a part of this document, and the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Appreciation Right Grant Notice and the Stock Appreciation Right Agreement.
By your signature, you agree to be bound by the terms and conditions of the Plan, the Stock Appreciation Right Agreement, and this Stock Appreciation Right Grant Notice. You hereby acknowledge that you have reviewed the Stock Appreciation Right Agreement, the Plan and this Stock Appreciation Right Grant Notice in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Stock Appreciation Right Grant Notice and fully understand all provisions of this Stock Appreciation Right Grant Notice, the Stock Appreciation Right Agreement and the Plan. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the SAR.

PARTICIPANT:	ENERGY RECOVERY, INC.
By:	By:
Name:	Name:
Title:
Employee Common Stock Appreciation Rights Notice | 1

Appendix

VESTING SCHEDULE

Date	Quantity

Employee Common Stock Appreciation Rights Notice | 2

ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT

1.Grant of Stock Appreciation Right. Pursuant to the Stock Appreciation Right Grant Notice (the “Grant Notice”) to which this Stock Appreciation Right Agreement (collectively this “Agreement”) are attached, Energy Recovery, Inc., a Delaware corporation (the “Company”), has granted to the Participant a Stock Appreciation Right (“SAR”) under the Company’s 2020 Incentive Plan (the “Plan”) with respect to the shares of Common Stock indicated in the Grant Notice, and subject to the terms and conditions of this Agreement and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.
2.Exercise and Settlement of SAR.
(a)Right to Exercise. The SAR shall be exercisable during its term in accordance with the Vesting Schedule set forth on Appendix, attached hereto, provided the Grantee is employed or in a service relationship on such Vesting Date, and remains in continuous service during the entire period commencing on the Vesting Commencement Date and ending on the applicable Vesting Date and with the applicable provisions of the Plan and this Agreement.
(b)Method of Exercise. The vested portion of the SAR shall be exercisable by delivery of a notice of exercise in such form as may be designated by the Compensation Committee from time to time, which shall state the election to exercise the SAR, the number of shares of Common Stock with respect to which the SAR is being exercised, and such other representations and agreements as may be required by the Company (the “Exercise Notice”). The SAR shall be deemed to be exercised upon the Company's receipt of the Notice of Exercise.
(c)Settlement of SAR. As soon as practicable following the Company's receipt of the Notice of Exercise, a cash payment equal to the excess of the closing price of the Company’s stock as reported on the Nasdaq Market on the exercise date of the shares of Common Stock when the SAR is exercised over the Exercise Price will be paid to the Participant through local payroll, subject to any Tax Obligations (as defined below).
(d)Restrictions on Exercise. The SAR may not be exercised if the delivery of the cash payment pursuant to the exercise of the SAR would constitute a violation of any applicable law.
(e)Responsibility for Exercise. The Participant is responsible for taking any and all actions as may be required to exercise the SAR in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Company and/or any Parent, Subsidiary or Related Company shall have no duty or obligation to notify the Participant of the Expiration Date of the SAR.
3.Termination of Service; Forfeiture.
(a)General Rule. Except as provided below in Sections 3(b) and 3(c) and subject to the Plan, to the extent vested on the Participant’s date of Termination of Service, the SAR may be exercised for three (3) months after the date of the Participant’s Termination of Service with the Company or a Parent, Subsidiary or Related Company. The date of Termination of Service will be the date on which the Participant ceases active employment or service (as determined by the Compensation Committee or as provided in the Plan) and will not be extended by any notice period mandated under local law. In no event shall the SAR be exercised later than the Expiration Date set forth in the Grant Notice.
(b)Death; Disability. Upon the date of the Participant’s Termination of Service with the Company or a Parent, Subsidiary or Related Company by reason of his or her Disability or death, the vesting of the SAR shall be accelerated effective upon the date of the Participant’s Termination of Service and the SAR may be exercised for twelve (12) months thereafter, provided that in no event shall the SAR be exercised later than the Expiration Date set forth in the Grant Notice.
(c)Cause. Upon the Participant’s Termination of Service by the Company or a Parent, Subsidiary or Related Company for cause (as determined by the Committee or as provided in the Plan), the SAR shall expire on the date of the Participant’s Termination of Service.
Employee Common Stock Appreciation Rights Agreement | 1

(d)Leave of Absence and Part-Time Work. For purposes of the SAR, the Participant’s active service does not terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, the Participant’s active service terminates when the approved leave ends, unless the Participant immediately returns to active work. If the Participant goes on a leave of absence, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of the Participant’s leave if permissible under applicable local law. If the Participant commences working on a part-time basis, then the vesting schedule specified in the Grant Notice may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between the Participant and the Company pertaining to the Participant’s part-time schedule if permissible under applicable local law.
(e)Forfeiture. The Participant shall forfeit on the date designated by the Company (“Designated Date”) any right to exercise the SAR if the Participant fails to deliver to the Company on or prior to the Designated Date a valid and signed original of the Grant Notice in a form acceptable to, and accepted by, the Company.
4.Non-Transferability of SAR. The SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, heirs, successors and assigns of the Participant. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from the Participant’s former spouse, nor is the Company obligated to recognize the Participant’s former spouse’s interest in the SAR in any other way.
5.Term of SAR. The SAR may be exercised only within the term set out in the Grant Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.
6.Tax Obligations.
(a)Regardless of any action the Company and/or the Participant’s employer (the “Employer”) take with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax‑related items arising out of participation in the Plan and legally applicable or deemed applicable to the Participant (“Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the SAR, including, but not limited to, the grant, vesting or exercise of the SAR or the receipt of any cash; and (ii) do not commit and are under no obligation to structure the terms of the grant or any aspect of the SAR to reduce or eliminate the Participant’s liability for Tax Obligations or achieve any particular tax result. Furthermore, if the Participant has become subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.
(b)Prior to the relevant taxable or tax withholding event, as applicable, the Participant shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax Obligations. In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax Obligations by: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company, the Employer and/or any Related Company; or (ii) withholding from the cash payment due to the Participant upon exercise.
(c)The Participant shall pay to the Company or the Employer any amount of Tax Obligations that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described in this Section. The Company may refuse to deliver the cash payment at exercise, if the Participant fails to comply with the Tax Obligation.
7.Retention Rights. The Participant acknowledges and agrees that the vesting of the SAR pursuant to the Vesting Schedule hereof is earned only by continuing service and not through the act of being hired or being granted the SAR. The Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the Vesting Schedule set forth herein do not constitute an express or implied promise of continued engagement by the Company or the Employer in any capacity for the vesting period or for any period, or at all, and shall not interfere in any way with the Participant’s right or the right of the Company or the Employer to terminate the Participant’s service at any time, with or without cause subject to applicable law.
8.Stockholder Rights. The Participant, or the Participant’s estate or heirs, have no rights as a stockholder of the Company and no rights with respect to any shares of the Company’s Common Stock underlying the SAR. The Participant is not entitled to receive shares of Company’s Common Stock.
9.Nature of Grant. In accepting the SAR, the Participant acknowledges that:
(a)the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time;
Employee Common Stock Appreciation Rights Agreement | 2

(b)the grant of the SAR is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock appreciation rights, or benefits in lieu of stock appreciation rights, even if stock appreciation rights have been granted repeatedly in the past;
(c)all decisions with respect to future stock appreciation rights grants, if any, will be at the sole discretion of the Company;
(d)the Participant’s participation in the Plan is voluntary;
(e)the grant of the SAR and the Participant’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer to terminate the Participant’s employment or service relationship (if any);
(f)the future value of the shares of Common Stock underlying the SAR is unknown and cannot be predicted with certainty;
(g)if the underlying shares of Common Stock do not increase in value, the SAR will have no value;
(h)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan;
(i)the Participant is advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan;
(j)the Participant and the benefits under the Plan, if any, will not necessarily transfer to another company in the case of a merger, take-over or transfer of liability;
(k)the SAR and any income from and value of same are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer, or any Parent, Subsidiary or Related Company, and that are outside the scope of the Participant’s employment or service contract, if any;
(l)the SAR and any income from and value of same are not intended to replace any pension rights or compensation;
(m)the SAR and any income from and value of same are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer, or any Parent, Subsidiary or Related Company;
(n)in consideration of the grant of the SAR, no claim or entitlement to compensation or damages shall arise from termination of the SAR or diminution in value of the SAR or cash payments made upon exercise of the SAR resulting from termination of the Participant’s service (for any reason whatsoever and whether or not in breach of local labor laws); and
(o)neither the Company, the Employer nor any Parent, Subsidiary or Related Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the SAR or of any cash amounts due to the Participant pursuant to the exercise of the SAR.
10.Data Privacy Notice and Consent. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, the Company, the Employer, and any Parent, Subsidiary or Related Company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
The Participant hereby acknowledges that he or she understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home and email address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company or any Parent, Subsidiary or Related Company, details of all stock appreciation rights or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
The Participant hereby acknowledges that he or she understands that Data will be transferred to any Company authorized third party(ies) assisting in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the Participant’s country of residence or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country.
Employee Common Stock Appreciation Rights Agreement | 3

For the Optionee outside the U.S., the following paragraph applies:
The Participant hereby acknowledges that he or she understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company and any Company authorized third party(ies) service provider which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
11.Section 409A. For Participants subject to tax in the U.S., notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to ensure that the SAR qualifies for exemption from, or complies with the requirements of, Section 409A; provided, however, that the Company makes no representation that the SAR will be exempt from, or will comply with, Section 409A, and makes no undertakings to preclude Section 409A of the Code from applying to the SAR or to ensure that it complies with Section 409A.
12.Entire Agreement; Governing Law. The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. Nothing in the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Alameda county, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed. Should any provision of the Plan or this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
13.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the SAR or future stock appreciation rights that may be granted under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
14.Language. The Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable the Participant to understand the provisions of this Agreement and the Plan. If the Participant has received this Agreement, or any other document related to the SAR and/or the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law.
15.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
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16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the SAR, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
17.Waiver. The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other participant.

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